LOAN AGREEMENT



                          Borrower: Regina Resorts, LLC





                         10000 Memorial Drive, Suite 480
                             Houston, Texas 77024
                          ----------------------------
                                     Address


                                   $10,000,000
                                 Amount of Loan



                             Date: November 30, 2001

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


                                TABLE OF CONTENTS
                                                                                                                      Page

1.       DEFINITIONS....................................................................................................1

2.       LOAN COMMITMENT; USE OF PROCEEDS..............................................................................13
         2.1      Receivables Loan Commitment; Determination of Advance Amounts........................................13
         2.2      Receivables Loan Revolver............................................................................13
         2.3      Continuation of Obligations Throughout Term..........................................................13
         2.4      Use of Advances......................................................................................13
         2.5      Repayment of Receivables Loan........................................................................13
         2.6      Interest.............................................................................................13
         2.7      Receivables Loan Minimum Required Payments...........................................................13
         2.8      Prepayment...........................................................................................13
         2.9      Receivables Loan Fee; Availability Fee...............................................................14
         2.10     Application of Proceeds of Collateral and Payments...................................................16
         2.11     Borrower's Unconditional Obligation to Make Payments.................................................16

3.       SECURITY 17
         3.1      Security Interest in Receivables Collateral..........................................................17
         3.2      Ineligible Instruments...............................................................................17
         3.3      Lockbox Collections and Servicing....................................................................18
         3.4      Replacement of Agents................................................................................18
         3.5      Maintenance of Security..............................................................................18
         3.6      Liability of Guarantors..............................................................................18

4.       CONDITIONS  PRECEDENT  TO  ADVANCES;   MINIMUM  AMOUNT  AND  MAXIMUM  FREQUENCY  OF  ADVANCES;  METHOD  OF
         DISBURSEMENT..................................................................................................19
         4.1      Delivery of Receivables Loan Documents and Due Diligence Items Prior to Initial Advance..............19
         4.2      Additional Conditions Precedent for Advances.........................................................23
         4.3      General Conditions Precedent to All Advances.........................................................24
         4.4      Conditions Satisfied at Borrower's Expense...........................................................25
         4.5      Minimum Amount and Maximum Frequency of Advances.....................................................26
         4.6      Disbursement of Advances.............................................................................26
         4.7      No Waiver............................................................................................26
         4.8      English Language.....................................................................................26
         4.9      UCC Matters..........................................................................................26

5.       BORROWER'S REPRESENTATIONS AND WARRANTIES.....................................................................26
         5.1      Good Standing........................................................................................26
         5.2      Power and Authority; Enforceability..................................................................26
         5.3      Borrower's Principal Place of Business...............................................................27
         5.4      No Litigation........................................................................................27
         5.5      Compliance with Legal Requirements...................................................................27
         5.6      No Misrepresentations................................................................................27
         5.7      No Default for Third Party Obligations...............................................................27
         5.8      Payment of Taxes and Other Impositions...............................................................28
         5.9      Sales Activities.....................................................................................28
         5.10     Time-Share Interest Not a Security...................................................................28
         5.11     Zoning Compliance....................................................................................28
         5.12     Eligible Instruments.................................................................................28
         5.13     Assessments and Reserves.............................................................................28
         5.14     Title to and Maintenance of Common Areas and Amenities...............................................29
         5.15     Survival and Additional Representations and Warranties...............................................29


6.       BORROWER'S COVENANTS..........................................................................................29
         6.1      Borrower's Affirmative Covenants.....................................................................29
         6.2      Borrower's Negative Covenants........................................................................38
         6.3      Survival of Covenants................................................................................40

7.       DEFAULT  40
         7.1      Events of Default....................................................................................40
         7.2      Remedies.............................................................................................43
         7.3      Application of Proceeds During an Event of Default...................................................44
         7.4      Remedies; Sale; Assembly of Receivables Collateral...................................................44
         7.5      Application of Proceeds..............................................................................45
         7.6      Lender's Right to Perform............................................................................45
         7.7      Non-Exclusive Remedies...............................................................................46
         7.8      Waiver of Marshalling................................................................................46
         7.9      Attorney-in-Fact.....................................................................................46
         7.10     Judgment Currency....................................................................................46

8.       COSTS AND EXPENSES; INDEMNIFICATION...........................................................................47
         8.1      Costs and Expenses...................................................................................47
         8.2      Indemnification......................................................................................48

9.       CONSTRUCTION AND GENERAL TERMS................................................................................48
         9.1      Payment Location and Currency........................................................................48
         9.2      Entire Agreement.....................................................................................48
         9.3      Powers Coupled with an Interest......................................................................49
         9.4      Counterparts, Facsimile Signatures...................................................................49
         9.5      Notices..............................................................................................49
         9.6      Successors and Assigns...............................................................................49
         9.7      Severability.........................................................................................50
         9.8      Time of Essence......................................................................................50
         9.9      Miscellaneous........................................................................................50
         9.10     CHOICE OF LAW........................................................................................50
         9.11     CHOICE OF JURISDICTION; WAIVER OF VENUE..............................................................51
         9.12     WAIVER OF JURY TRIAL.................................................................................51
         9.13     INDUCEMENT TO LENDER.................................................................................51
         9.14     Compliance With Applicable Usury Law.................................................................51
         9.15     NO RELATIONSHIP WITH PURCHASERS......................................................................51
         9.16     NO JOINT VENTURE.....................................................................................52
         9.17     Standards Applied to Lender's Actions................................................................52
         9.18     Meaning of Subordination.............................................................................52
         9.19     Scope of Reimbursable Attorney's Fees................................................................52
         9.20     Publicity............................................................................................53
         9.21     Reliance.............................................................................................53
         9.22     Confidentiality......................................................................................53
         9.23     Service of Process...................................................................................53

         Exhibit 1(A)......         Borrower's Certificate
         Exhibit 1(B)......         Notice
         Exhibit 1(C)......         Permitted Encumbrances
         Exhibit 1(D)......         Request for Receivables Loan Advance and Certification
         Exhibit 6.1.4.1...         Borrower's Compliance Certificate
         Exhibit 6.1.4.8(A)         Indenture Excerpts
         Exhibit 6.1.4.8(B)         Certificate Regarding Indenture
         Exhibit 9.1.......         Payment Location


                                LOAN AGREEMENT


     This LOAN AGREEMENT is entered into for good and valuable consideration, by and between RESORT CONDOMINIUMS INTERNATIONAL, LLC, a Delaware limited liability company ("Lender") and REGINA RESORTS, LLC, a Nevada limited liability company ("Borrower").

     1.   DEFINITIONS

     As used in this Agreement and the other Receivables Loan Documents unless otherwise expressly indicated in this Agreement or the other Receivables Loan Documents, the following terms shall have the following meanings (such meanings to be applicable equally both to the singular and plural terms defined).

          "Administration Trust": that certain Management Trust Agreement (Fideicomiso de Administration) dated as of October 29, 2001 by and between Club Regina as trustor and beneficiary and the Administration Trustee as trustee, as the same may from time to time be amended, modified, supplemented or otherwise restated.

          "Administration Trustee": BankBoston, S.A., Institucion de Banca Multiple, Grupo Financiero, Direccion Fiduciaria.

          "Advance": an advance of the proceeds of the Receivables Loan by Lender to, or on behalf of, Borrower in accordance with the terms and conditions of this Agreement.

          "Affiliate": with respect to any individual or entity, any other individual or entity that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such individual or entity.

          "Agreement": this Loan Agreement, as it may from time to time be amended, modified, supplemented or otherwise restated.

          "Applicable Usury Law": the usury law chosen by the parties pursuant to the terms of paragraph 9.10 or such other usury law which is applicable if such usury law is not.

          "Articles of Organization": the public deed (escritura constitutiva), charter, articles, operating agreement, joint venture agreement, partnership agreement, by-laws and any other written documents evidencing the formation, organization, governance and continuing existence of an entity.

          "Availability Advance": an Advance which is made against an Eligible Instrument after the first Advance made against such Instrument and is based upon the difference at such time between the Receivables Loan Borrowing Base of such Instrument and the unpaid principal balance of the Receivables Loan attributable to such Instrument; provided that the substitution of an Eligible Instrument for an ineligible Instrument pursuant to paragraph 3.2 shall not be deemed to be an Availability Advance for purposes of this paragraph, but the first and every subsequent Advance against such substituted Eligible Instrument shall be deemed to be an Availability Advance.

          "Basic Interest": the meaning given to it in paragraph 2.6.

          "Basic Interest Rate": five percent (5%) per annum in excess of the Libor Rate fluctuating monthly on the first day of each calendar month based upon the Libor Rate in effect on such date. In no event, however, shall the Basic Interest Rate be less than seven and one-half percent (7.5%) per annum or be more than the maximum contract rate of interest permitted by Applicable Usury Law.

          "Borrower": Regina Resorts, LLC and, subject to the restrictions on assignment and transfer contained in this Agreement, its successors and assigns.

          "Borrower's Certificate": a certificate from Borrower in favor of Lender substantially in a form and substance to the attached Exhibit 1(A).

          "Borrower's Knowledge": the actual, current knowledge of the chief executive officers of Borrower.

          "Business Day": any day other than a Saturday, a Sunday, a national holiday in the United States of America or Mexico or a day on which banks in Parsippany, New Jersey or Mexico City, Mexico are required to be closed.

          "Club Regina": Club Regina, S.A. de C.V.

          "CR Cancun": CR Resorts Cancun, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

          "CR Los Cabos": CR Resorts Los Cabos, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

          "CR Puerto Vallarta": CR Resorts Puerto Vallarta, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

          "Collateral": the Receivables Loan Collateral and the other collateral pledged to Lender pursuant to the Receivables Loan Security Documents.

          "Default Rate": three percent (3%) per annum in excess of the Basic Interest Rate, but in no event in excess of the maximum contract rate of interest permitted by Applicable Usury Law.

          "Dollars" or "$": shall mean lawful monies of the United States of America.

          "Eligible Instrument": an Instrument which conforms to the Eligibility Criteria; however an Instrument that has qualified as an Eligible
     Instrument shall cease to be an Eligible Instrument upon the date of the first occurrence of either of the following: (a) any installment due with respect to that Instrument becomes more than sixty (60) days past due or
     (b) that Instrument otherwise fails to continue to conform to Eligibility Criteria.

          "Eligibility Criteria":


               (a) Lender has the Mexican equivalent of a valid, direct and perfected first lien/security interest in the Instrument and security therefor and has a valid and perfected first priority right to payments.

               (b) The Instrument does not represent a sale by Borrower, directly or indirectly, to any of its members, managers, shareholders, directors, officers, partners, agents, employees or creditors, or any relative or Affiliate of Borrower or the foregoing.

               (c) The Purchaser has made a minimum down payment of ten percent (10%) of the total sales price (no part of which has been advanced or loaned to the Purchaser by Borrower, directly or indirectly), with such down payment being represented by a cash or credit card payment; provided, however, that with respect to up to five percent (5%) of all Eligible Instruments, the Purchasers thereunder may have made either no downpayment or a downpayment of less than ten percent (10%) of the total sales price.

               (d) The Instrument must provide for level consecutive monthly installments of principal and interest in Dollars, Pesos or UDI's over a term (from its effective date) not exceeding one hundred twenty
          (120) months from the date of its execution, with interest accruing on the unpaid principal balance at not less than twelve percent (12%) per annum; provided, however, with respect to up to five percent (5%) of all Eligible Instruments, the Instrument may accrue no interest as long as all payments thereunder are required to be made within twelve
          (12) months from the date of its execution. In determining the interest rate payable under Instruments denominated in UDI's, the face rate and the rate of Mexican inflation shall be taken into account.

               (e) The Purchaser in all respects, including, without limitation, its creditworthiness, is acceptable to Lender; has obtained from Borrower marketable rights to the purchased Time-Share Interest; and has not purchased more than four (4) Time-Share Interests.

               (f) The Instrument and any security for the payment of the amount due under the Instrument are bona fide, in form and substance satisfactory to Lender and valid and enforceable in accordance with their terms; upon the obligor's default under the Instrument, subject only to notice and a reasonable grace period, the purchase of the Time-Share Interest which is the subject matter of such Instrument may be rescinded and the Time-Share Interest resold; and the rights of the Purchaser to the purchased Time-Share Interest(s) is subject only to the Permitted Encumbrances.

               (g) The Unit(s) and the amenities that have been promised to the Purchasers have been completed, fully furnished and approved and ready for occupancy and the furnishings in those Units are free of any lien except for the Permitted Encumbrances; no Unit or other part of the common areas of any Time-Share Project is subject to partition; and the time-share use of the Units and amenities conform to all applicable restrictions and laws, necessary approvals having been obtained.

               (h) The Instrument, any security for the payment of the amount due under the Instrument, and the related sale transaction comply with all applicable laws; Borrower (directly or indirectly) has Performed all its obligations due to the Purchaser and there are no executory obligations to the Purchaser to be Performed by Borrower; and the Purchaser does not have any right of rescission, set-off, abatement, counterclaim or the like.

               (i) The Instrument has been transferred from either CR Los Cabos or CR Puerto Vallarta in a manner that corresponds to the transfer with respect to which Lender received the "choice of law", "true sale" and "nonsubstantive consolidation" opinions pursuant to paragraph
          4.1.1 hereof, with Lender reserving the right, as a further condition of eligibility, to require further "true sale" and "nonsubstantive consolidation" opinions with respect to the transfer which was the subject matter of the previously-delivered opinion in the event additional transferors are transferring Instruments to Borrower.

               (j) Lender has received evidence satisfactory to it that the collection rights under the Instrument and the Purchase Contract pertaining thereto have been transferred and delivered by the Borrower to the Payment Source Trustee, to be held under the Payment Source Trust.

               (k) Lender has received evidence satisfactory to it that a notice in the form attached hereto as Exhibit 1(B) has been sent to the Purchaser.

               (l) The Unit represented by the Time-Share Interest is part of the Club Regina Multi-Resort System.

               (m) The obligor under such Instrument is a Mexican resident; provided, however, up to five percent (5%) of all Eligible Instruments may be from obligors who are residents of countries other than Mexico and further provided that under no circumstances shall any such obligors be a U.S. Person.


          "Event  of  Default":   the  meaning  set  forth  in  paragraph   7.1.

          "GAAP": means generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for the financial covenants set forth in this Agreement, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

          "Guarantor": at any time, a person or entity then required under the terms of this Agreement to guarantee all or any part of the Obligations.

          "Guaranty": a primary, joint and several guaranty or guarantee agreement made by a Required Guarantor with respect to the Obligations, as such Guaranty may from time to time be amended, modified, supplemented or otherwise restated.

          "Impositions": all real estate, personal property, excise, privilege, transaction, documentary stamp and other taxes, charges, assessments and levies (including non-governmental assessments and levies such as maintenance charges, association dues and assessments under private covenants, conditions and restrictions) and any interest, costs, fines or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever which at any time prior to or after the execution hereof may be assessed, levied or imposed. Impositions shall include any and all taxes, withholding obligations, deduction, license fees, assessments, charges, fines, penalties, or any property, privilege, excise, real estate or other taxes, charges or assessments currently or hereafter levied or imposed by any state, local or federal authority of Mexico upon or in connection with or measured by the Receivables Loan Documents, the Collateral or the principal, interest or other amounts payable by Borrower to Lender under the Receivables Loan Documents, together with any amounts which must be withheld from the proceeds of the Receivables

     Collateral pursuant to, without limitation, Sections 871, 881 and 1442 of the IRC. Imposition shall not include taxes payable to the United States of America or to any state or political subdivision thereof measured by the net income payable by Lender.

          "Incipient Default": an event which after notice and/or lapse of time would constitute an Event of Default.

          "Indebtedness": means all of Borrower's present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred, acquired, owing or arising, whether under written or oral agreement, operation of law or otherwise, and includes, without limiting the foregoing (i) the Obligations, (ii) obligations and liabilities of any person or entity secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable therefore, (iii) obligations and liabilities created or arising under any lease (including capital leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) receivables repurchase obligations, (v) all unfunded pension fund obligations and liabilities, and
     (vi) deferred taxes.

          "Indebtedness Agreement": those certain Agreements Regarding Indebtedness executed by each of Raintree Vacation, Club Regina, and Desarollos Turisticos Regina, S. de R.L. de C.V. in favor of Lender, of even date herewith, as such agreements may from time to time be amended, modified, supplemented or otherwise restated.

          "Indenture": the Indenture dated December 5, 1997, pursuant to which the Redeemable Senior Notes were issued.

          "Ineligibility Event": the meaning given to it in paragraph 3.2.

          "Installment Date": the meaning given to it in paragraph 2.7.

          "Instrument": collection and other rights deriving from Purchase Agreements which have arisen out of a sale of a Time-Share Interest to a Purchaser and has been assigned to Borrower.

          "Insurance Policies": the insurance policies that Borrower is required to maintain and deliver pursuant to paragraph 6.1.3.

          "Intercompany Affiliation Agreements": those certain Affiliation Agreements between Club Regina and each of CR Los Cabos, CR Cancun, CR Puerto Vallarta and Promotora pursuant to which, among other things, Club Regina has agreed to include each Time-Share Project within the multi-resort system administered by Club

     Regina, as such agreements may be from time to time amended, modified, supplemented or otherwise restated.

          "IRC": The United States Internal Revenue Code, as amended.

          "Land Trustee": The Trustee under the applicable Land Trust.


          "Land Trusts": collectively those certain Irrevocable Trust Agreements previously established by CR Los Cabos, CR Cancun, CR Puerto Vallarta,
     Villa Vera Promotora and others to hold the use rights and the remainder interests in each of the Time-Share Projects.

          "Legal Requirements": (a) all present and future judicial decisions, statutes, regulations, permits, licenses or certificates of any governmental authority in any way applicable to Borrower or its property; and (b) all contracts or agreements (written or oral) by which Borrower or its property is bound or, if compliance therewith would otherwise be in conflict with any of the Receivables Loan Documents, by which Borrower or its property becomes bound with Lender's prior written consent.

          "Lender": Resort Condominiums International, LLC, a Delaware limited liability company, and its successors and assigns.

          "Libor Rate": the per annum rate of interest which is ordinarily reported on page 3750 of the Telerate Matrix (in Dollars) for a principal then outstanding balance equal to the then unpaid principal balance of the Receivables Loan and having a thirty (30) day maturity.

          "Maximum Receivables Loan Amount": Ten Million Dollars ($10,000,000).

          "Mexican GAAP": generally accepted accounting principles in Mexico in accordance with the provisions established by the Mexican Accountants Institute.

          "Mexitur": means Corporacion Mexitur, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

          "Minimum Required Time-Share Approvals": official communications issued by the Mexican Consumer Protection Agency (Procuraduria Federal del Consumidor) evidencing that the Purchase Contract and Time-Share Program Consumer Documents were approved and registered by such government agency.

          "Mirror Notes": those notes totaling, in the aggregate, Eighty Three Million Three Hundred Forty Six Thousand Three Hundred Seventy Two and 70/100 Dollars ($83,346,372.70)
     issued by CR Cancun, CR Cabos and CR Puerto Vallarta in favor of CR Resorts Capital S. de R.L. de C.V.

          "Negative Pledge": that certain letter of direction, in form and substance satisfactory to Lender, given to each of the Land Trustees prohibiting them from allowing the creation of any further consensual liens against any of the Time-Share Projects (other than the Permitted Encumbrances), without the prior written consent of Lender.

          "Obligations": all obligations, agreements, duties, covenants and conditions of Borrower to Lender which Borrower is now or hereafter required to Perform under the Receivables Loan Documents.

          "Official Exchange Rate": the official rate of exchange between the Mexican Peso and the Dollar as reflected in the Wall Street Journal or other reputable financial publication selected by Lender.

          "Operating Agreements": each of the following: (a) that certain Contrato de Operacion, dated as of March 18, 1998, by and between Starwood Cancun, S. de R.L. de C.V., CR Cancun, CR Resorts Remainder Company, S. de R.L. de C.V., and Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Division Fiduciaria, (b) that certain Contrato de Operacion, dated as of March 18, 1998, by and between Starwood Los Cabos,
     S. de R.L. de C.V., CR Cabos, CR Resorts Remainder Company, S. de R.L. de C.V., and Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Division Fiduciaria, and (c) that certain Contrato de Operacion, dated as of March 18, 1998, by and between Starwood Puerto Vallarta, S. de R.L. de C.V., CR Puerto Vallarta, CR Resorts Remainder Company, S. de R.L. de C.V., and Bancomer, S.A., Institucion de Banca Multiple, Grupo Financiero Bancomer, Division Fiduciaria.

          "Originators": each of CR Los Cabos, CR Puerto Vallarta and any other Affiliates of Borrower that originate consumer receivables that are sold or transferred to Borrower.

          "Payment Source Trust": that certain Management and Payment Source Trust Agreement (Contrato de Fideicomiso de Adminstracion y Fuente de Pago) dated as of ______________, 2001, executed by the Payment Source Trustee, as trustee, Club Regina, CR Cancun, CR Los Cabos, CR Puerto Vallarta and Promotora, as the Time-Sharing Companies Trustors, CR Los Cabos and CR Cancun in their capacity as partners of Borrower, Borrower, Lender and RCI Mexico, as the same may be from time to time amended, modified, supplemented or otherwise restated.

          "Payment Source Trustee": Invex Banco S.A., Institucion de Banca Multiple, Invex Grupo Financiero, Direccion Fiduciaria.

          "Performance" or "Perform": full, timely and faithful performance.

          "Permitted Encumbrances": the rights, restrictions, reservations, encumbrances, easements and liens of record which Lender has agreed to accept as set forth in Exhibit 1(C).

          "Peso" or "M$": lawful monies of the United Mexican States.

          "Pledge Agreement: that certain Pledge Agreement dated as of ______________, 2001, executed by the Payment Source Trustee as Pledgor, Lender as Creditor and Borrower as borrower or beneficiary, pursuant to which the Payment Source Trustee creates a pledge over the rights derived from the Time Share Agreements and the corresponding Original Accounts Receivable and Future Accounts Receivable, all as identified and described therein, as it may from time to time be amended, modified, supplemented or otherwise restated.

          "Promotora": means Promotora Villa Vera, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

          "Purchase Contract": a purchase contract pursuant to which CR Cancun, CR Los Cabos, CR Puerto Vallarta or Promotora have agreed to sell and a Purchaser has agreed to purchase a Time-Share Interest.

          "Purchaser": a purchaser who has executed a Purchase Contract.

          "Quiet  Enjoyment  Rights":  the  meaning  given  to it  in  paragraph
     4.1.2.12.

          "Raintree": means Raintree Resorts International, Inc., a Nevada corporation.


          "Raintree Vacation": Raintree Vacation Exchange, LLC, a Texas limited liability company and its successors and assigns.

          "RCI Existing Affiliation Agreements": The following now-existing affiliation agreements:


               (i) Regina Resort Affiliation Agreement between RCI Mexico and Club Regina, dated November 18, 1993. Master Agreement for Club Regina;

               (ii) Resort Affiliation Agreement between RCI Mexico and Club Regina covering Hotel Regina Los Cabos, Baja California, Sur, Mexico, with a term beginning December 24, 1993;

               (iii) Resort Affiliation Agreement between RCI Mexico and Club Regina covering Hotel Regina Puerto Vallarta, Jalisco, Mexico, with a term beginning November 18, 1993;

               (iv) Resort Affiliation Agreement between RCI Mexico and Club Regina covering Hotel Regina Cancun, Quintana Roo, Mexico with a term beginning November 18, 1993;

               (v) Resort Affiliation Agreement between RCI Mexico and Club Regina covering Villa Vera Hotel and Racquet Club Acapulco, Guerrero, Mexico, with a term beginning March 11, 1998;

               (vi) Resort Affiliation Agreement between RCI Mexico and Grupo Constructor Ram, S.A. covering San Felipe Resort in Sonora, Mexico, with a term beginning June 11, 1991; and

               (vii) Resort Affiliation between RCI Mexico and Grupo Regina, S.A. de C.V. covering Villa Vera Puerto Mio Zihuatanejo, Ixtapa in Guerrero, Mexico.

          "RCI Master Affiliation Agreement": that certain Master Affiliation Agreement between Raintree Vacation, Club Regina, Lender and RCI Mexico dated November __, 2001, as such agreement may from time to time be amended, modified, supplemented or otherwise restated.

          "RCI Mexico": Resort Condominiums International de Mexico, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

          "RCI Outsourcing Agreement": that certain Service Rendering Agreement for Club Regina Member Service between RCI Mexico and Club Regina dated _______________ as the same may from time to time be amended, modified, supplemented or otherwise restated.

          "Receivables Collateral": (a) the Instruments which are now or hereafter assigned or delivered by the Borrower to the Payment Source Trustee pursuant to this Agreement or against which an Advance has been made; (b) all rights under all documents evidencing, securing or otherwise pertaining to such Instruments, including, without limitation, Purchase
     Contracts and escrow agreements, if any; (c) all collateral and other security interests given to secure an Instrument; (d) all Borrower's rights under all accounts pertaining to any of the foregoing; (e) Borrower's interest in all computer software, files, books and records of Borrower pertaining to any of the foregoing; and (f) the cash and non-cash proceeds of all of the foregoing, including, without limitation

     (whether or not acquired with cash proceeds), all accounts, chattel paper, contract rights, documents, general intangibles and instruments related thereto.

          "Receivables  Loan":  the line of credit loan made pursuant to Article
     2.

          "Receivables Loan Borrowing Base": (i) with respect to an Eligible Instrument denominated in UDI's, an amount equal to sixty percent (60%) of the unpaid principal balance of such Eligible Instrument, converted into Dollars at the Official Exchange Rate in effect on the Business Day immediately prior to the day such borrowing base is determined, (ii) with respect to an Eligible Instrument denominated in Pesos, an amount equal to sixty percent (60%) of the unpaid principal balance of such Eligible Instrument, converted into Dollars at the Official Exchange Rate in effect on the Business Day immediately prior to the day such borrowing base is determined and (iii) with respect to Eligible Instruments denominated in Dollars, an amount equal to eighty-three percent (83%) of the unpaid principal balance of such Eligible Instrument.

          "Receivables Loan Borrowing Base Shortfall": at any time, the amount by which the unpaid principal balance of the Receivables Loan exceeds the aggregate Receivables Loan Borrowing Base of all Eligible Instruments, converted into Dollars at the Official Exchange Rate in effect on the Business Day immediately prior to the day such shortfall is determined.

          "Receivables Loan Borrowing Term": the period commencing on the date of this Agreement and ending on the close of the Business Day on November 30, 2004.

          "Receivables Loan Collateral": the Receivables Collateral and any and all other property now or hereafter serving as security for the Performance of the Obligations, and all products and proceeds thereof.

          "Receivables Loan Documents": this Agreement, the Receivables Loan Note, any and all Guaranties, any and all Subordination Agreements, the Servicing Agreement, the Indebtedness Agreement, the Receivables Loan Security Documents, and all other documents now or hereafter executed in connection with the Receivables Loan, as they may from time to time be amended, modified, supplemented or otherwise restated.

          "Receivables Loan Maturity Date": the date which occurs sixty (60) months from the last Advance, or if not a Business Day, the first Business Day thereafter.

          "Receivables Loan Note": the promissory note to be made and delivered by Borrower to Lender having a face amount equal to the Maximum Receivables Loan Amount, dated as of even date herewith, and made payable to Lender to evidence the Receivables Loan, as it may from time to time be amended, modified, supplemented or otherwise restated.

          "Receivables Loan Security Documents": the Payment Source Trust, the Negative Pledge, this Agreement, the Pledge Agreement and all other documents now or hereafter securing the Obligations, as they may from time to be amended, modified, supplemented or otherwise restated.

          "Receivables Purchase Agreement": that certain Assignment Agreement between CR Puerto Vallarta, CR Los Cabos and Borrower dated November __, 2001, as the same may from time to time be amended, modified, supplemented or otherwise restated.

          "Redeemable Senior Notes": those Series A and Series B thirteen percent (13%) senior notes due December 1, 2004 in the aggregate principal amount of One Hundred Million Dollars ($100,000,000) issued by Raintree and CR Resorts Capital, S. de R.L. de C.V. and held by IBJ Schroder Bank and Trust Company, as trustee.

          "Request for Receivables  Loan Advance and  Certification":  a written
     request  and   certification   from  the   Borrower  in  favor  of  Lender,
     substantially in form and substance to the attached Exhibit 1(D).

          "Required Closing Date": November 30, 2001.

          "Required Guarantors": jointly and severally, Raintree, CR Puerto Vallarta, CR Los Cabos, CR Cancun, Mexitur, Promotora and Villa Vera.

          "Resolution": a resolution of a corporation certified as true and correct by an authorized officer of such corporation, a certificate signed by the manager of a limited liability company and such members whose approval is required, a partnership certificate signed by all of the general partners of such partnership and such other partners whose approval is required or a power of attorney signed by such officers whose approval is required.

          "Service of Process  Agent":  has the  meaning set forth in  paragraph
     9.23 of this Agreement.

          "Servicing Agent": RCI Mexico or its successor as Servicing Agent under the Servicing Agreement.

          "Servicing Agreement": the Loan Servicing Agreement to be made among Lender, Borrower, Payment Source Trustee, CR Los Cabos, CR Puerto Vallarta, CR Cancun, Promotora, Club Regina, and Servicing Agent, dated ______________, 2001, which provides for Servicing Agent to perform for the benefit of Lender, accounting, reporting and other servicing functions with respect to the UDI-, Peso- and Dollar-denominated consumer receivables generated by Borrower or any Affiliates of Borrower from consumers who are not U.S. Persons, as it may from time to time be amended, modified, supplemented or otherwise restated.

          "Subordination Agreement": a subordination agreement made by a Subordinator subordinating Indebtedness owed to it by Borrower to all or a part of the Obligations, as it may from time to time be amended, modified, supplemented or otherwise restated.

          "Subordinator": at any time, a person or entity then required under the terms of paragraph 6.1.5 to subordinate Indebtedness owed to it by Borrower to all or any part of the Obligations.

          "Term": the duration of this Agreement, commencing on the date as of which this Agreement is entered into and ending when all of the Obligations have been Performed and Lender has no further obligation to extend credit in connection with the Receivables Loan.

          "Third Party Consents": those consents which Lender requires Borrower to obtain, or which Borrower is contractually or legally obligated to obtain, from others in connection with the transaction contemplated by the Receivables Loan Documents, including any necessary consents or assurances from the existing lenders of Borrower's Affiliates.

          "Time-Share Interest": a personal right to occupy and use a variable Unit in a Time-Share Project at any time during the season to which it relates for a period of at least seven (7) consecutive days every calendar year or every other calendar year.

          "Time-Share Program": the program under which Purchasers may own Time-Share Interests, enjoy their respective Time-Share Interests on a recurring basis, and share the expenses associated with the operation and management of such program.

          "Time-Share Program Consumer Documents": the Purchase Contract, Instrument, deed of conveyance, credit application, credit disclosures (if applicable), rescission right notices, final subdivision public reports/prospectuses/public offering statements (if applicable), receipt for public report, exchange affiliation agreement and other documents used or to be used by Borrower and/or its Affiliates in connection with the sale of Time-Share Interests.

          "Time-Share Program Governing Documents": the Land Trusts; the Purchase Contracts; the Instruments, the rules and regulations of the
     Borrower and/or its Affiliates; the regulations for Club Regina's Multi-Resort System; any and all rules and regulations from time to time adopted by the Borrower and/or its Affiliates; the Operating Agreements; and any subsidy agreement by which Borrower and/or its Affiliates are obligated to subsidize shortfalls in the budget of the Time-Share Program in lieu of paying assessments.

          "Time-Share Project" shall mean any one of the Time-Share Projects.

          "Time-Share Projects": Club Regina Resort at Los Cabos, Club Regina Resort at Puerto Vallarta, Club Regina Resort at Cancun and Villa Vera Hotel and Racquet Club.

          "UDI": Unidad de Inversion.


          "U.S. Person: as defined in the IRC.

          "Unit": a dwelling unit in a Time-Share Project.

          "Villa Vera": means Villa Vera Resort, S. de R.L. de C.V., a Mexican limited responsibility corporation with variable capital.

     2.   LOAN COMMITMENT; USE OF PROCEEDS

          2.1. Receivables Loan Commitment; Determination of Advance Amounts. Lender hereby agrees, if Borrower has Performed all of the Obligations then due, to make Advances to Borrower in accordance with the terms and conditions of this Agreement for the purposes specified in paragraph 2.4. The maximum amount of an Advance shall be equal to the aggregate Receivables Loan Borrowing Base for all Eligible Instruments (including those submitted in connection with the pending Advance) less (b) the then unpaid principal balance of the Receivables Loan; provided, however, at no time shall the unpaid principal balance of the Receivables Loan exceed the Maximum Receivables Loan Amount. In the event at any time the unpaid principal balance of the Receivables Loan exceeds the Maximum Receivables Loan Amount, Borrower shall make a payment to Lender within one (1) Business Day thereafter in an amount equal to such excess, without the need for any prior demand or request by Lender.

          2.2. Receivables Loan Revolver. The Receivables Loan will be a non-revolving facility and in addition no Availability Advances shall be permitted, until such time as Raintree has closed, on terms and conditions satisfactory to Lender in its sole and absolute discretion, the transaction pursuant to which the terms of repayment under those Redeemable Senior Notes held by each of Trust Company of the West and Jefferies & Company have been modified. Such modification shall, at a minimum, result in a reduction by at least one half in the interest payment obligations due under the Redeemable Senior Notes. Thereafter, the Receivables Loan will become a revolving line of credit and Availability Advances will be permitted, subject to compliance with all other conditions precedent hereunder to the making of Advances. However, even though the Receivables Loan will become a revolving line of credit, all Advances shall be viewed as a single loan. Borrower shall not be entitled to obtain Advances after the expiration of the Receivables Loan Borrowing Term unless Lender, in its discretion, agrees in writing with Borrower to make Advances thereafter on terms and conditions satisfactory to Lender.

          2.3. Continuation of Obligations Throughout Term. Whether or not Borrower's right to obtain Advances has terminated, this Agreement and Borrower's liability for Performance of the Obligations shall continue until the end of the Term.

          2.4. Use of Advances. Borrower will use the proceeds of the Receivables Loan for purposes of purchasing Instruments and Purchase
     Contracts from CR Los Cabos and CR Puerto Vallarta. Borrower shall thereafter cause such purchase price to be paid in satisfaction of amounts owed under the Mirror Notes and thereafter cause such amounts paid under the Mirror Notes to be paid in satisfaction of the interest payment due on December 1, 2001 under the Redeemable Senior Notes. The remaining proceeds of the Receivables Loan shall be used to pay any amounts then due and owing by Borrower or its Affiliates to Lender or RCI Mexico in connection with the various affiliation arrangements with Lender and RCI Mexico, then to amounts required to be paid by Borrower under paragraph 8.1 hereof and thereafter for working capital and other business purposes.

          2.5. Repayment of Receivables Loan. The Receivables Loan shall be evidenced by the Receivables Loan Note and shall be repaid in immediately available funds according to the terms of the Receivables Loan Note and this Agreement.

          2.6. Interest. Except as otherwise provided in the Receivables Loan Note or this Agreement, interest ("Basic Interest") shall accrue on the unpaid principal balance of the Receivables Loan from time to time outstanding at the Basic Interest Rate. Basic Interest shall be calculated on the basis of the actual number of days elapsed during the period for which interest is being charged predicated on a year consisting of three hundred sixty (360) days. Payments of principal, Basic Interest (to the extent permitted by applicable law) and any other amounts due and payable under the Receivables Loan Documents shall earn interest after they are due at the Default Rate. While an Event of Default exists, Basic Interest shall accrue at the Default Rate.

          2.7. Receivables Loan Minimum Required Payments. Commencing on the last Business Day of the calendar month in which the initial Advance is made and on the last Business Day of each succeeding month thereafter ("Installment Date") until the Receivables Loan Maturity Date or the date on which the Receivables Loan is paid in full, whichever date first occurs, Borrower will pay to Lender an installment payment of principal and interest on the Receivables Loan equal to (i) one hundred percent (100%) of all proceeds (except servicing fee payments made by consumers whose principal and interest payments then due have been paid in full and payments made by such consumers as tax and insurance impounds or maintenance fees for the Time-Share Projects and other assessment payments and which are required to be so treated by Lender) of the Receivables Collateral collected during the month in which the payment is required to be made and (ii) all such proceeds collected during any preceding month during the Term and not previously paid to Lender, including, without limitation, all payments collected under the Instruments which constitute part of the Receivables Collateral. Regardless of whether the proceeds of the Receivables Collateral are sufficient for that purpose, interest on the principal balance of the Receivables Loan from time to time outstanding shall be due and payable monthly in arrears on each Installment Date.

          2.8 Prepayment. The Receivables Loan may be prepaid in whole or in part at any time without premium or penalty.

          2.9. [Reserved]

          2.10. Application of Proceeds of Collateral and Payments. Notwithstanding anything in the Receivables Loan Documents to the contrary, the amount of all payments or amounts received by Lender with respect to the Receivables Loan shall be applied to the extent applicable under the Receivables Loan Documents; (a) first, to any past due payments of interest on the Receivables Loan and to accrued interest on the Receivables Loan through the date of such payment, including any default interest; (b) then, to any late fees, examination fees and expenses, collection fees and expenses and any other fees and expenses due to Lender under the Receivables Loan Documents in connection with the Receivables Loan; and (c) last, the remaining balance, if any, to the unpaid principal balance of the Receivables Loan; provided however, while an Event of Default or Incipient Default exists, each payment received with respect to the Receivables Loan shall be applied to such amounts owed to Lender by Borrower under the Receivables Loan Documents as Lender in its discretion may determine. In calculating interest and applying payments as set forth above: (a) interest on the Receivables Loan shall be calculated and collected through the date payment is actually received by Lender; (b) interest on the outstanding balance of the Receivables Loan shall be charged during any grace period permitted under the Receivables Loan Documents; (c) at the end of each month, all past due interest and other past due charges provided for under the Receivables Loan Documents with respect to the Receivables Loan shall be added to the principal balance of the Receivables Loan in accordance with the provisions of Article 363 of the Mexican Commercial Code; and (d) to the extent that Borrower makes a payment or Lender receives any payment or proceeds of the Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other person or entity, then, to such extent, the Obligations in connection with the Receivables Loan intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by Lender and Lender may adjust the Receivables Loan balance as Lender, in its discretion, deems appropriate under the circumstances. The provisions of this paragraph 2.10 are also subject to the parties' rights and obligations under the Receivables Loan Documents as to the application of proceeds of the Collateral following an Event of Default.

          2.11 Borrower's Unconditional Obligation to Make Payments. Whether or not the proceeds from the Receivables Loan Collateral shall be sufficient for that purpose, Borrower will pay when due all payments required to be made pursuant to any of the Receivables Loan Documents, Borrower's obligation to make such payments being absolute and unconditional.

     3.   SECURITY

          3.1 Security Interest in Receivables Collateral. Borrower has placed the Receivables Collateral within the Payment Source Trust. To secure the Performance of all of the Obligations, Borrower has instructed the Payment Source Trustee to grant, to Lender a pledge (prenda) in the Receivables Collateral. Such pledge shall be absolute, continuing, perfected, direct, first, exclusive and applicable to all existing and future Advances and to all of the Obligations. Borrower will unconditionally assign and deliver to the Payment Source Trustee, with full recourse, all Instruments which are part of the Receivables Collateral. Borrower warrants and guarantees the enforceability of the Receivables Collateral. Lender is hereby appointed Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf deemed necessary or appropriate by Lender with respect to the collection and remittance of payments (including the endorsement of payment items) received on account of the Receivables Collateral; provided, however, that Lender shall not take any action which is described in paragraph 7.2.3 unless an Event of Default exists and is continuing. Lender may notify persons bound thereby of the existence of Lender's interest as assignee in the Receivables Collateral and in the normal course of the Servicing Agent's or Lender's servicing or collection activities, Lender may request from any person bound by the Receivables Collateral any information relating to him.

          3.2 Ineligible Instruments. If an Instrument which is part of the Receivables Collateral ceases to be an Eligible Instrument or is determined not to be an Eligible Instrument ("Ineligibility Event") and as a result of the occurrence of such Ineligibility Event, there exists a Receivables Loan Borrowing Base Shortfall, then within ten (10) Business Days thereafter Borrower will either (a) make to Lender a principal payment in an amount equal to the Receivables Loan Borrowing Base Shortfall plus accrued and unpaid interest on such principal payment or (b) replace such ineligible Instruments with one or more Eligible Instruments having an aggregate
     Receivables Loan Borrowing Base not less than the Receivables Loan Borrowing Base Shortfall with such replacement to be effected by means of endorsement and delivery of such Eligible Instruments to the Payment Source Trustee to be held under the Payment Source Trust. Simultaneously with the delivery of the replacement Eligible Instrument to Payment Source Trustee for an ineligible Instrument, Borrower will deliver to Lender all of the items (except for a Request for Receivables Loan Advance and Certification) required to be delivered by Borrower to Lender pursuant to paragraph 4.2, together with a Borrower's Certificate. Lender will instruct the Payment Source Trustee to reassign to Borrower, without recourse or warranty of any kind (liberacion sin responsabilidad para el Acreedor), the ineligible Instrument if: (a) no Event of Default or Incipient Default exists; (b) Borrower has made any principal payment and Performed any replacement obligations as required above in connection with any Ineligibility Event caused by such ineligible Instrument; and (c) Borrower has requested Lender in writing to release the ineligible Instrument.

          3.3 Collections and Servicing. The Payment Source Trustee shall collect payments on the Instruments constituting part of the Receivables Collateral and remit collected payments to Lender on the last day (or if such day is not a Business Day, on the preceding Business Day) of each and every month after the date of the first Receivables Loan Advance, according to the terms of the Payment Source Trust. Payments shall not be deemed received by Lender until Lender actually receives such payments from Payment Source Trustee. Until such time as the Receivables Loan has been paid in full, RCI Mexico shall service UDI-, Peso-, and Dollar-denominated consumer receivables generated by Borrower or any Affiliate of Borrower from consumers who are not U.S. Persons. The foregoing notwithstanding, with respect to UDI-, Peso-, and Dollar-denominated consumer receivables pledged to other lenders, Borrower shall use commercially reasonable efforts to move the servicing of those receivables to the Servicing Agent within sixty (60) days following the Required Closing Date. Servicing Agent shall furnish to Lender, Borrower and the Payment Source Trustee at Borrower's sole cost and expense, no later than the tenth (10th) day of each month commencing with the first full calendar month following the date of this Agreement, a report, in a format satisfactory to Lender, which: (a) shows as of the end of the prior month with respect to each Instrument which constitutes part of the Receivables Collateral (i) all payments received, allocated between principal, interest, late charges and taxes;
     (ii) the opening and closing balances; (iii) average consumer interest rates; and (iv) extensions, refinances, prepayments and other similar adjustments; and (b) indicates delinquencies of thirty (30), sixty (60), ninety (90) days and in excess of ninety (90) days. At the end of each calendar quarter, Borrower will deliver or use commercially reasonable efforts to cause the Servicing Agent to deliver to Lender and the Payment Source Trustee a current list of the names, addresses and phone numbers of the obligors on each of the Instruments constituting part of the Receivables Collateral. Borrower will also deliver or cause Servicing Agent to deliver to Lender, Borrower and the Payment Source Trustee, promptly after receipt of a written request for them, such other reports with respect to Instruments constituting part of the Receivables Collateral as Lender may from time to time reasonably require.

          3.4 Replacement of Servicing Agent. If a default on the part of the Servicing Agent exists under the Servicing Agreement or an Event of Default exists, Lender, subject to any additional restriction thereon contained in the Servicing Agreement, may at any time and from time to time, substitute a successor or successors to the Servicing Agent acting under the Servicing Agreement.

          3.5 Maintenance of Security. Borrower will deliver or cause to be delivered to Lender and will maintain or cause to be maintained in full force and effect throughout the Term (except as otherwise expressly provided in such Receivables Loan Document), as security for the Performance of the Obligations, the Receivables Loan Security Documents and all other security required to be given to Lender pursuant to the terms of this Agreement.

          3.6 Liability of Guarantors. The payment and Performance of the Obligations shall be jointly, severally, primarily and unconditionally guaranteed by the Required Guarantors.


     4. CONDITIONS PRECEDENT TO ADVANCES; MINIMUM AMOUNT AND MAXIMUM FREQUENCY OF ADVANCES; METHOD OF DISBURSEMENT

          4.1 Delivery of Receivables Loan Documents and Due Diligence Items Prior to Initial Advance. Lender's obligation to make the initial Advance shall be subject to and conditioned upon the terms and conditions set forth in the following subparagraphs and elsewhere in this Agreement:

               4.1.1. Receivables Loan Documents. Borrower shall have delivered to Lender or caused to be delivered to Lender the following duly executed, delivered (where appropriate) and in form and substance satisfactory to Lender, not later than the Required Closing Date:

                    4.1.1.1. The Receivables Loan Documents;

                    4.1.1.2. A favorable opinion or opinions from independent counsel for Borrower and all Required Guarantors which counsel shall be satisfactory to Lender and which opinion shall cover such matters as Lender may require. Without limiting the generality of the foregoing, the Lender shall receive a satisfactory "choice of law", "true sale" and "nonsubstantive consolidation" opinion from Borrower's United States and Mexican counsel with respect to the transfer of the Instruments to the Borrower from CR Los Cabos and CR Puerto Vallarta pursuant to the Receivables Purchase Agreement;

                    4.1.1.3. The Third Party Consents; and

                    4.1.1.4. Such other documents as Lender may reasonably require to effect the intent and purposes of this Agreement.

               4.1.2. Organizational, Time-Share Project, Affiliation and Other Due Diligence Documents. Borrower shall have delivered to Lender prior to the earlier of (a) the date of the initial Advance or (b) the Required Closing Date:

                    4.1.2.1.  The Articles of Organization of Borrower,  any and
               all Required Guarantors and (if any) other sureties for the Obligations and, if applicable, their respective managers, members and partners, to the extent any such entity is not a natural person;

                    4.1.2.2. The Resolutions of Borrower, any and all Required Guarantors and (if any) other sureties for the Obligations and, if applicable, their respective managers, members and partners, to the extent any such entity is not a natural person, authorizing the execution and delivery of the Receivables Loan Documents, the transactions contemplated thereby and such other matters as Lender may require;

                    4.1.2.3. A certificate or other evidence of good standing for Borrower, any and all Required Guarantors and (if any) other sureties for the Performance of the Obligations and, if applicable, their respective managers, members and partners, to the extent any such entity is not a natural person, from the state of its organization together with evidence that the Borrower, and those Required Guarantors which are Mexican entities have made all necessary and appropriate filings and recordations with the Mexican Public Registry of Commerce, the Mexican Ministry of Finance and Public Credit, the Sistema de Informacion Empresarial Mexicano, and the Instituto Nacional para el Fondo de la Vivienda de los Trabajadores (INVONAVIT);

                    4.1.2.4. Evidence that Borrower and the Required Guarantor have obtained all approvals, consents and business licenses which are necessary to enable each of them, as applicable, to execute the Receivables Loan Documents, consummate the Receivables Loan and operate within Mexico;

                    4.1.2.5. Such evidence as Lender may reasonably require that
               Purchasers whose Instruments are being assigned to the Payment Source Trustee have good and marketable title to the Time-Share Interests they have purchased;

                    4.1.2.6. All permits,  licenses,  approvals and certificates for the occupancy, use and operation of each Time-Share Project for time-share and other intended uses;

                    4.1.2.7. Evidence each Time-Share Project is zoned for time-share and other intended uses and that all approvals required for such uses under any covenants, conditions and restrictions have been obtained;

                    4.1.2.8. The Minimum Required Time-Share Approvals;

                    4.1.2.9. A copy of the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents;

                    4.1.2.10. The Insurance Policies;

                    4.1.2.11.  A copy  of all  marketing  contracts,  management contracts, service contracts, operating agreements, equipment leases, space leases and other agreements pertaining to each Time-Share Project and which are necessary for the sale, operation and intended time-share use of such Time-Share Project and are not otherwise required pursuant to another item in this paragraph;

                    4.1.2.12. Evidence that each owner of a Time-Share Interest will have available to it the quiet and peaceful enjoyment of the Time-Share Interest (including promised amenities and necessary easements) owned by it which cannot be disturbed so long as such owner is not in default of its obligations to pay the purchase price of its Time-Share Interest, to pay assessments to the applicable time-share association, and to comply with reasonable rules and regulations pertaining to the use of the Time-Share Interest ("Quiet Enjoyment Rights");

                    4.1.2.13. A fully executed Administration Trust, in form and substance satisfactory to Lender;

                    4.1.2.14. Evidence that the RCI Master Affiliation Agreement, the Intercompany Affiliation Agreements, the RCI Existing Affiliation Agreements, RCI Outsourcing Agreement and the Servicing Agreement have been unconditionally assigned and transferred to the Payment Source Trustee to be held under the provisions of the Payment Source Trust;

                    4.1.2.15.    Fully   executed    Intercompany    Affiliation
               Agreements, in form and substance satisfactory to Lender;

                    4.1.2.16. A fully executed RCI Master Affiliation  Agreement in form and substance satisfactory to Lender;

                    4.1.2.17. A Letter of Direction to the Administration Trustee, in form and substance satisfactory to Lender, pursuant to which the Administration Trustee is prohibited from permitting
               (i) a removal of the patrimony of the Administration Trust (ii) or a modification to the Administration Trust, without, in each case, Lender's prior written approval;

                    4.1.2.18. Evidence that the Negative Pledge has been delivered to and accepted by each Land Trustee;

                    4.1.2.19. A fully executed Receivables Purchase Agreement in form and substance satisfactory to Lender;

                    4.1.2.20. Evidence that the current collection procedures, pursuant to which the service fees, renewal fees, maintenance fees and other fees payable to RCI Mexico have been modified so that such monies are collected by the Payment Source Trustee; and

                    4.1.2.21. Such other items as Lender requests which are reasonably necessary to evaluate the request for the Advance and the satisfaction of the conditions precedent to the Advance.

                    4.1.3. Credit Reports; Search Reports; Site Inspections. Lender shall have received, in form and substance satisfactory to Lender, the results of current UCC searches (or its equivalent under Mexican law) with respect to Borrower and the Required Guarantors and current lien, litigation, judgment and bankruptcy searches (or its equivalent under Mexican law) for Borrower, any and all Required Guarantors conducted in such jurisdictions as Lender deems appropriate. In addition, a member of Lender's credit department shall have visited each Time-Share Project and shall be satisfied with the results of such inspection.

                    4.1.4 Operating Agreements. Lender shall have received copies of the Operating Agreements.

                    4.1.5 Local Issues.  Lender shall be satisfied  with Mexican laws governing all matters relating to the Receivables Loan, including without limitation, the creation and perfection of a security interest on the Receivables Loan Collateral and other related matters.

                    4.1.6 Existing Debt. Lender shall have reviewed and approved the terms and conditions of the Redeemable Senior Notes, the Mirror Notes and any other Indebtedness owed by Borrower or any Required Guarantor. There shall exist no default, events of default or incipient defaults under the Redeemable Senior Notes, the Mirror Notes or such other Indebtedness.

                    4.1.7 Organizational Structure. Lender shall be satisfied with the organizational structure of Borrower and Required Guarantors.

                    4.1.8 Power of Attorney.  Lender  shall have  received (i) a copy of a notarized power of attorney from the Borrower and the Required Guarantors in favor of the Service of Process Agent referred to in paragraph 9.23 hereof and in the Guaranties executed by the Required Guarantors, in form satisfactory to Lender's Mexican counsel, (ii) evidence of the Service of Process Agent's acceptance of its appointment, and (iii) a copy of a notarized power of attorney from the Borrower in favor of Lender referred to in paragraphs 3.1, 7.4.2 and 7.9 hereof, in form satisfactory to special Mexican counsel to the Lender, empowering the Lender to act as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate, in its sole discretion, in the manner contemplated in said paragraphs 3.1, 7.4.2 and 7.9 hereof. The powers and agency granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

               4.2 Additional Conditions Precedent for Advances. For each Advance, other than an Availability Advance, Lender's obligation to make such Advance shall be subject to Lender's receipt of the following, in form and substance satisfactory to Lender:

                    4.2.1. A completed and executed Request for Receivables Loan
               Advance and Certification

                    4.2.2 (i) a copy of the signed  original  Instruments  which qualify as Eligible Instruments which have been duly and unconditionally endorsed to the Payment Source Trustee by Borrower; (ii) copies of signed receipts for public offering statements/property reports/prospectuses to the extent the same are given or are required to be given to Purchasers in connection with the sales of Time-Share Interests giving rise to such Instruments; (iii) a copy of the Purchase Contracts, credit disclosure statements and other items requested by Lender which were signed by such Purchasers in connection with such sales; and
               (iv) evidence that all rescission rights have expired and Borrower or an Affiliate of Borrower has Performed all its statutory and contractual obligations with respect thereto.

                    4.2.3.    Evidence   from   the   Payment   Source   Trustee
               acknowledging its receipt of the original Instruments and Purchase Contracts against which an Advance is being made, duly assigned and endorsed in favor of the Payment Source Trustee.

                    4.2.4. If not previously furnished, evidence satisfactory to
               Lender that: (i) all Time-Share  Interests  which are the subject of the Instruments referenced in clause 4.2.3 above have all necessary and promised on-site and off-site improvements thereto and necessary and promised utilities are available; (ii) all
               Units and amenities which are to be available to Purchasers obligated on the Instruments referenced in clause 4.2.3 above have been completed in accordance with all applicable building codes and are fully furnished, necessarily equipped and will be available for use by Purchasers without disturbance or termination of their use rights so long as they are not in default of their obligations under the Instruments; and (iii) all furnishings in the Units and amenities are owned by one of the Required Guarantors, free of charges, liens and security interests other than the Permitted Encumbrances.

                    4.2.5. Written confirmation from the Servicing Agent that it has not received notice of any complaint, demand, set-off, or claim by any person, including, without limitation, any Purchaser, with respect to the Instruments referenced in clause
               4.2.3 above (other than as to routine matters involving the servicing of an Instrument) and certifying the unpaid total payments due under the unpaid principal balance of such Instruments.

                    4.2.6. If available in Mexico, a credit report from a recognized consumer credit reporting agency or other satisfactory evidence of creditworthiness, on each Purchaser obligated under an Instrument referenced in clause 4.2.3 above.

                    4.2.7. Evidence reasonably satisfactory to Lender that there are no conflicting charges or security interests claimed in the Receivables Collateral.

                    4.2.8. Following a material change of circumstances or not more often than annually at Lender's discretion, an opinion from independent counsel to Borrower satisfactory to Lender with respect to the continued compliance of each Time-Share Project and the sales and marketing activities with applicable laws, the enforceability of the Instruments and such other matters as Lender shall reasonably require.

                    4.2.9. Such other items which are reasonably necessary to evaluate the request for the Receivables Loan Advance and the satisfaction of the conditions precedent thereto.

               4.3. General Conditions Precedent to All Advances. Lender's obligation to fund any Advance is subject to and conditioned upon the additional terms and conditions set forth in the following subparagraphs being satisfied at the time of such Advance:

                    4.3.1. No material adverse change shall have occurred in any of the Time-Share Projects, the Collateral, the business or financial condition of Borrower or any Required Guarantor (since the date of the latest financial and operating statements given to Lender by or on behalf of Borrower or any such Required Guarantor), or the ability of Borrower to Perform the Obligations.

                    4.3.2. There shall have been no material,  adverse change in the warranties and representations made in the Receivables Loan Documents by Borrower, any Required Guarantor and/or any surety for the Performance of the Obligations.

                    4.3.3. Neither an Event of Default nor Incipient Default shall have occurred and be continuing.

                    4.3.4. The interest rate applicable to the Advance (before giving effect to any savings clause) will not exceed the maximum rate permitted by the Applicable Usury Law.

                    4.3.5. Borrower shall have paid to Lender all fees and costs which are required to be paid at the time of the Advance.

                    4.3.6. Lender is satisfied,  in its discretion,  that Lender will incur no adverse foreign tax consequences as a result of the making of the Advance and the performance of its obligations under the Receivables Loan Documents. Lender shall be further satisfied, in its discretion, that the principal and interest payments being made to Lender with respect to the Receivables Loan and any other monies payable to Lender under the Receivables Loan Documents will not be subject to withholding or subject Lender or Servicing Agent to a withholding requirement.

               4.4. Conditions Satisfied at Borrower's Expense. The conditions to Advances shall be satisfied by Borrower at its expense.

               4.5. Minimum Amount and Maximum Frequency of Advances. Advances shall be made in amounts of not less than Five Hundred Thousand Dollars ($500,000). Advances shall be made no more frequently than once in any Quarter Period, as defined below. Lender shall have no obligation to make Advances at more frequent intervals but may do so in its discretion upon the written request of Borrower. In addition to other conditions that may be imposed by Lender, Lender shall have the right to charge a Five Hundred Dollar ($500) fee for each Advance after the first Advance in any Quarter Period, which fee may be withheld from the proceeds of such Advance. For purposes hereof, a "Quarter Period" shall mean the periods of December 1 through February 28, March 1 through May 31, June 1 through August 31 and September 1 through November 30 of each year during the Term.

               4.6. Disbursement of Advances. Advances may be payable to Borrower; or if requested by Borrower and approved in writing by Lender, to others, either severally or jointly with Borrower, for the credit or benefit of Borrower. Advances shall be disbursed in Dollars by wire transfer or, at Borrower's option exercised by written request to Lender, by check or drafts. Borrower will pay Lender's reasonable charge in connection with any wire transfer. Lender may, at its option, withhold from any Advance any sum (including costs and expenses) then due to it under the terms of the Receivables Loan Documents or which Borrower would be obligated to reimburse Lender pursuant to the Receivables Loan Documents if first paid directly by Lender.

               4.7. No Waiver. Although Lender shall have no obligation to make an Advance unless and until all of the conditions precedent to the Advance have been satisfied, Lender may, at its discretion, make Advances prior to that time without waiving or releasing any of the Obligations.

               4.8. English Language. All documents and instruments submitted to Lender in satisfaction of a condition precedent contained in this Agreement or in connection with an Advance (other than the Eligible Instruments) shall be in the English language and shall be translated into English and certified as a correct translation, at no cost to Lender.

               4.9. UCC Matters. Borrower hereby authorizes Lender to file UCC financing statements and amendments thereto against Borrower in connection with this Agreement.

          5.   BORROWER'S REPRESENTATIONS AND WARRANTIES

               Borrower hereby represents and warrants to Lender that:

               5.1. Good Standing. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Nevada and is authorized to do business in and in good standing in each jurisdiction where the location or nature of its properties or its business makes such qualification necessary. Borrower has full power and authority to carry on its business and own its property.

               5.2. Power and Authority; Enforceability. Borrower has full power and authority to execute and deliver the Receivables Loan Documents and to Perform the Obligations. All action necessary and required by Borrower's Articles of Organization and all other Legal Requirements for Borrower to obtain the Receivables Loan, to execute and deliver the Receivables Loan Documents which have been or will be executed and delivered in connection with the Receivables Loan Documents and to Perform the Obligations has been duly and effectively taken. The Receivables Loan Documents are, and, to Borrower's Knowledge, shall be, legal, valid, binding and enforceable against

          Borrower; and do not violate the Applicable Usury Law or constitute a default or result in the imposition of a lien under the terms or provisions of any agreement to which Borrower is a party. Except for the Third Party Consents delivered pursuant to paragraph 4.1.1 and the consents evidenced by the Resolutions delivered pursuant to paragraph 4.1.2, no consent of any governmental agency or any other person not a party to this Agreement is or will be required as a condition to the execution, delivery or enforceability of the Receivables Loan Documents.

               5.3. Borrower's Principal Place of Business. Borrower's principal place of business and chief executive office are located at 10000 Memorial Drive, Suite 480, Houston, Texas, 77024, United States of America.

               5.4. No Litigation. There is no action, litigation or other proceeding pending or, to Borrower's Knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower, which might materially adversely affect any Time-Share Project, the Collateral, the business or financial condition of Borrower or any Required Guarantor, or the ability of Borrower to Perform the Obligations. Borrower will promptly notify Lender if any such action, litigation or proceeding is commenced or threatened.

               5.5. Compliance with Legal Requirements. Borrower or Borrower's Affiliates have complied with all Legal Requirements in all material respects, including, without limitation, all Legal Requirements of the states in which the Time-Share Projects are located and all other governmental jurisdictions in which the Time-Share Projects are located or in which Time-Share Interests will be sold or offered for sale.

               5.6. No Misrepresentations. The Receivables Loan Documents and all certificates, financial statements and written materials furnished to Lender by or on behalf of Borrower in connection with the Receivables Loan do not contain as of the date furnished to Lender any untrue statement of a material fact or omit to state a fact which materially adversely affects or in the future may materially adversely affect any Time-Share Project, the Collateral, the business or financial condition of Borrower or any Required Guarantor, or the ability of Borrower to Perform the Obligations.

               5.7. No Default for Third Party Obligations. Neither Borrower nor any Required Guarantor is in default under any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing or in violation of or in default under any material term in any other material agreement, instrument, order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it is bound.

               5.8. Payment of Taxes and Other Impositions. Borrower and the Required Guarantors have filed all tax returns and have paid all Impositions, if any, required to be filed by it or paid by it as of the making of this representation and warranty, including real estate taxes and assessments relating to the Time-Share Projects or the Collateral.

               5.9. Sales Activities. As of the date of this Agreement, Time-Share Interests have been sold and offered for sale only in the following jurisdictions: Mexico

               5.10. Time-Share Interest Not a Security. Neither Borrower nor any of Borrower's Affiliates have sold or offered for sale any Time-Share Interest as an investment. Except for the sale to
          Purchasers of Series B Shares of variable capital stock in any of CR Cancun, CR Cabos and/or CR Puerto Vallarta (in connection with Borrower's Club Regina B Shares sales program), neither the sale nor the offering for sale of any Time-Share Interest will constitute the sale or the offering for sale of a security under any applicable law.

               5.11. Zoning Compliance. Neither time-share use nor other transient use and occupancy of any of the Time-Share Project violates or constitutes or will violate or constitute a non-conforming use or require a variance under any private covenant or restriction or any zoning, use or similar law, ordinance or regulation affecting the use or occupancy of such Time-Share Project.

               5.12. Eligible Instruments. Each Instrument which is assigned to the Payment Source Trustee pursuant to this Agreement and against which an Advance is requested or which is assigned in satisfaction of Borrower's obligations under paragraph 3.2 shall be an Eligible
          Instrument at the time of assignment. Borrower or Borrower's Affiliates have Performed all of their respective obligations to Purchasers, and there are no executory obligations to Purchasers to be Performed by Borrower or Borrower's Affiliates, except for non-delinquent and executory obligations disclosed to Purchasers in their Purchase Contracts.

               5.13 Assessments and Reserves. (a) CR Cabos, CR Cancun, CR Puerto Vallarta, or Villa Vera as appropriate, has authority to levy annual assessments to cover the costs of maintaining and operating the Time-Share Project with respect to the Time-Share Project to which it holds the use rights under the corresponding Land Trust; (b) to Borrower's Knowledge, levied assessments will be adequate to cover the current costs of maintaining and operating each Time-Share Project and to establish and maintain a reasonable reserve for capital improvements to the extent and as required under the Operating Agreements and Time-Share Program Consumer Documents; and (c) to Borrower's Knowledge, there will be no events (other than inflation) which could give rise to a material increase in such costs, except for additions of subsequent phases of a Time-Share Project that will not materially increase assessments.

               5.14 Title to and Maintenance of Common Areas and Amenities. (a) the Land Trustee will at all times own, under the applicable Land Trust, the furnishings in the Units and all the common areas in each Time-Share Project and other amenities which have been promised or represented as being available to Purchasers, free and clear of liens and security interests except for the Permitted Encumbrances; (b) no part of any Time-Share Project is or will be subject to partition by the owners of Time-Share Interests; and (c) all access roads and utilities and off-site improvements necessary to the use of each Time-Share Project will have been dedicated to and/or accepted by the responsible governmental authority or utility company or are owned by an association of owners of property in a larger planned development or developments of which such Time-Share Project is a part. Borrower is lawfully seized of a good and marketable title to the Collateral. The Collateral is free from liens, claims, restrictions or encumbrances, except the Permitted Encumbrances. Borrower does hereby warrant and shall forever defend the Collateral against the claims of all persons whatsoever, subject however to the Permitted Encumbrances.

               5.15 Master Affiliation Agreement. The Borrower represents, warrants, acknowledges and agrees that the execution of the RCI Master Affiliation Agreement by Club Regina and Raintree Vacation, Affiliates of Borrower, the execution of the Servicing Agreement by Club Regina and certain of the Required Guarantors and the execution of the RCI Outsourcing Agreement by Club Regina, is a material consideration to Lender for the making of the Receivables Loan and that Lender would not have made the Receivables Loan but for the execution by Club Regina and Raintree Vacation of the RCI Master Affiliation Agreement, the execution by Club Regina and certain of the Required Guarantors of the Servicing Agreement and the execution by Club Regina of the RCI Outsourcing Agreement.

               5.16 Survival and Additional Representations and Warranties. The representations and warranties contained in this Article 5 are in addition to, and not in derogation of, the representations and warranties contained elsewhere in the Receivables Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance. All representations and warranties of the Borrower contained in this Agreement and the other Receivables Loan Documents shall survive the execution, delivery and acceptance of this Agreement by the parties hereto. No termination of this Agreement shall affect or impair the powers, obligations, duties, rights, representations, warranties or liabilities of the Borrower, all of which shall survive such termination.

          6.   BORROWER'S COVENANTS

               6.1. Borrower's Affirmative Covenants.


                    6.1.1. Good Standing. Borrower will maintain its existence as a limited liability company duly organized, validly existing and in good standing under the laws of the state of Nevada and remain authorized to do business and in good standing in each jurisdiction where at any time the location or nature of its properties or its business then makes such qualification necessary. Borrower will maintain full authority to Perform the Obligations and to carry on its business and own its property.

                    6.1.2. Compliance with Legal Requirements. Borrower or Borrower's Affiliates will comply or cause compliance with all Legal Requirements in all material respects, including, without limitation, all Legal Requirements of the states in which the Time-Share Projects are located and all other governmental jurisdictions in which the Time-Share Projects are located or in which Time-Share Interests will be sold or offered for sale.

                    6.1.3. Insurance.  Borrower will pay or cause the payment of the cost of and will maintain and deliver or cause to be maintained and delivered to Lender evidence of insurance policies required by Lender which cover such risks, are written by insurers and are in amounts and on forms satisfactory to Lender.

                    6.1.4. Reports.

                         6.1.4.1 Financial Information. During the Term, Borrower shall be required to furnish or cause to be furnished to Lender the following financial statements prepared in reasonable detail, and certified as correct by the principal financial officer of the subject of such statement: (a) within forty-five (45) days after the end of each fiscal quarter, a statement of profit and loss, a balance sheet, and a cash flow statement as of the end of such quarter, as to Borrower and the Required Guarantors (prepared on a consolidated basis and translated into English), showing operating results for such quarter for the period from the beginning of the relevant fiscal year through the end of such quarter and for the comparable period of the preceding fiscal year, if any; (b) within one hundred twenty (120) days after the end of each fiscal year, a statement of profit and loss, a balance sheet and a cash flow statement as of the end of such year, as to Borrower and the Required Guarantors, and as to any time-share association (if any such time-share associations exist); and
                    (c) within five (5) Business Days following their filing with the United States Securities and Exchange Commission, a copy of the 10-K and 10-Q reports as filed by Raintree. The annual financial statements of the Borrower and those Required Guarantors constituting Mexican entities shall be prepared on a consolidated basis and shall be statutory audited by a certified public accounting firm acceptable to Lender in accordance with Mexican GAAP. The annual financial statements of Raintree shall be audited by a certified public accounting firm acceptable to Lender in accordance with GAAP. The annual financial statements for the time-share associations affiliated with the Time-Share Projects (if any such time-share associations exist) shall be statutory audited by a certified public accounting firm acceptable to Lender in accordance with Mexican GAAP.

                    Borrower's and Required Guarantor's annual financial statements shall be accompanied by a management letter from the accountants detailing any deficiencies in accounting practices and commenting on any other accounting-related matters. Together with Borrower's and Required Guarantors' quarterly financial statements, Borrower and Required Guarantors will deliver to Lender a certificate in the form attached hereto as Exhibit 6.1.4.1 signed by Borrower's and Required Guarantors' respective chief executive officer and chief financial officer stating that there exists no Event of Default or Incipient Default or, if any such Event of Default or Incipient Default exists, specifying the nature and period of its existence and what action Borrower and Required Guarantors propose to take with respect to it. Such certificate shall state specifically that Borrower is in compliance with paragraphs 6.1.3, 6.1.5, 6.1.18, 6.2.2 and
                    6.2.3 of this Agreement and that Raintree is in compliance with paragraph 3.2(e) of the Guaranty executed by Raintree, dealing with the financial covenants binding on Raintree. Borrower shall require that Raintree supply to Lender copies of any compliance certificates submitted by Raintree to the holder of the Redeemable Senior Notes concurrently with the submission of such certificate to such holder(s) and any notices (other than notices of a routine nature) given by the holder of the Redeemable Senior Notes to Raintree or given by Raintree to the holder of the Redeemable Senior Notes, concurrently with such giving or receipt. For purposes of this paragraph, in the case of a partnership or limited liability company, "chief executive officer" of an entity shall mean the general partner, member or manager having primary responsibility for the operations of such entity; and "chief financial officer" of such an entity shall mean the general partner, member or manager having primary responsibility for the finances of such entity.

                         6.1.4.2. Litigation. Borrower will promptly notify Lender if any action, litigation or other proceeding becomes pending or, to Borrower's Knowledge, threatened before any arbitration tribunal, court, governmental agency or administrative body against Borrower or any Required Guarantor, which might materially adversely affect any Time-Share Project, the Collateral, the business or financial condition of Borrower or any Required Guarantor, or the ability of Borrower to Perform the Obligations.

                         6.1.4.3.  Sales  Reports.  On or before  the  fifteenth
                    (15th) day after the end of each month, Borrower will cause to be furnished to Lender, a sales report showing the number of sales and closings of Time-Share Interests and the aggregate dollar amount thereof, including down payments, during such month.

                         6.1.4.4. Time-Share Project and Sales Information. Borrower will cause to be delivered to Lender current price lists for Time-Share Interests from time to time within ten
                    (10) Business Days after receipt of a written request from Lender to do so. Borrower will cause to be delivered to Lender from time to time, as available and promptly upon amendment or effective date, sales literature, registrations/consents to sell, and final subdivision public reports/public offering statements/prospectuses. Borrower will cause to be delivered to Lender any changes which Borrower's Affiliates propose or any other person having the power to do so proposes be made to the Time-Share Program Consumer Documents and/or the Time-Share Program Governing Documents last delivered to Lender, together with a description and explanation of the changes; and other items requested by Lender which relate to the Time-Share Interests.

                         6.1.4.5. Right to Inspect. Borrower will at its expense
                    cause  Borrower's   Affiliates  to  permit  Lender  and  its
                    representatives at all reasonable times to inspect any Time-Share Project and to inspect, audit and copy Borrower's books and records.

                         6.1.4.6.  Time-Share Association Budgets. Within thirty
                    (30) days after the end of each fiscal year, Borrower will submit to Lender proposed annual maintenance and operating budgets of each Time-Share Project, certified to be adequate by the Borrower, and a statement of the annual assessment to be levied upon the owners of Time-Share Interests.

                         6.1.4.7. Material Increases to Assessments. If Borrower
                    has Knowledge or has reason to believe that an event (other than general changes in the economy) has occurred or could occur which could give rise to a material increase in assessments to cover the then current costs of operating any Time-Share Project and to establish and maintain a reasonable reserve for capital improvements to such Time-Share Project, it will notify Lender of the occurrence of such event.

                         6.1.4.8.  Indenture  Limitations.  Attached  hereto  as
                    Exhibit 6.1.4.8(A) is a copy of Section 4.09 of the Indenture setting forth restrictions on the ability of Raintree and those of its Affiliates constituting "Restricted Subsidiaries" (as defined in the Indenture) to incur Indebtedness. Concurrently with the delivery to Lender of the quarterly financial statements for Borrower (or at such more frequent times as Lender shall request upon reasonable advanced written notice to Borrower), Raintree shall supply to Lender a certification in the form attached hereto as Exhibit 6.1.4.8(B) reflecting the extent to which Raintree
                    and  those  of  its  Affiliates   constituting   "Restricted
                    Subsidiaries" are in compliance with the borrowing limitations set forth in the Indenture.

                         6.1.4.9. Refinancing. No later than five (5) Business Days prior to the projected closing dates of any refinancing by Borrower or any of its Affiliates of any Indebtedness, Borrower shall give, or cause its Affiliates to give, written notice to Lender of such contemplated refinancing and supply to Lender such information as Lender shall request with respect to the same.

                         6.1.4.10 Additional Information.  Borrower will deliver
                    to Lender the reports and other information required pursuant to paragraph 3.3, and Borrower will make available such further information as Lender may from time to time reasonably request.

                    6.1.5 Subordination of Indebtedness Owing to Affiliates. Borrower will cause any and all Indebtedness (other than the Mirror Notes) owing by it to its shareholders, directors, officers, partners, members or managers, as the case may be, to the Required Guarantors, or to the relatives or Affiliates of Borrower or any of the foregoing, and all liens, security interests and other charges on the assets of Borrower to be fully subordinated in all aspects to the Obligations pursuant to written agreements satisfactory to Lender; provided, however, that if neither an Event of Default nor an Incipient Default then exists or will exist after giving effect to such payment, such subordination shall not extend to (i) reasonable salaries and fees at normal and customary rates for services actually rendered so long as the payment of such salaries and fees is not prohibited or otherwise limited pursuant to any provision of the Receivables Loan Documents and (ii) payments expressly permitted pursuant to the terms of this Agreement. If this paragraph 6.1.5, or compliance with this paragraph 6.1.5, would cause or result in, or constitute a Default or an Event of Default, in each case under and as defined in the Indenture, then this paragraph 6.1.5 shall be deemed deleted, or modified to such extent as may be necessary for this paragraph 6.1.5, or such compliance, as the case may be, not to cause or result in, or constitute, such a Default or Event of Default.

                    6.1.6. Payment of Taxes and Other Impositions. Borrower will file all tax returns and will pay or cause the payment of all taxes, if any, required to be filed by it or paid by it, together with all real estate taxes and assessments relating to any Time-Share Project or the Collateral. Borrower will provide to Lender, not more than thirty (30) days after such taxes required to be paid pursuant to the preceding sentence become delinquent, evidence that all taxes required to be paid pursuant to the preceding sentence on the Units, each Time-Share Project common areas and related amenities have been paid in full.

                    6.1.7. Payment of Impositions. All payments to be made by Borrower under the Receivables Loan Documents shall be free of expense to Lender with respect to the amount of any Impositions, all of which Impositions Borrower assumes and shall pay when due pursuant to the laws of each of Mexico and the United States of
               America, and in all events prior to the date on which penalties apply, in addition to the other payments provided for in the
               Receivables Loan Documents to be made by it. Borrower's Obligation to pay Impositions shall likewise include the Obligation to pay any increase to Lender in tax imposed by Mexico or the United States of America (or any political subdivisions of either) as a result of inclusion in income of Lender of any amount required by this paragraph 6.1.7 to be paid to or for Lender. In that regard, but without limiting the generality of the foregoing, the Basic Interest, the Default Rate and any other amounts payable under the Receivables Loan Documents on which Impositions may be imposed shall be "grossed up" by any such Impositions which may be imposed, in the way of withholding payments or otherwise, so that after taking into account the payment of such Impositions, Lender receives, at the times and frequencies required under the Receivables Loan Documents, the same amount of interest and other amounts as it would have received had such Impositions not been imposed. Borrower shall promptly make such withholding payments to the Mexican and United States of America taxing authorities, shall obtain receipts from such authorities as to the making of such withholding payments, shall supply Lender with true and correct copies of such receipts within five (5) Business Days following receipt thereof and shall in all other respects comply with all applicable Mexican and United States of America tax laws with respect to the making of such Imposition payments.

                    6.1.8. Further Assurance.  Borrower will execute or cause to be executed all documents and do or cause to be done all acts necessary for Lender to perfect or evidence and to continue the perfection of the liens and security interest of Lender in the Collateral or otherwise to effect the intent and purposes of the Receivables Loan Documents.

                    6.1.9. Fulfillment of Obligations to Purchasers. Borrower will cause its Affiliates, agents and independent contractors at all times to fulfill, all their respective material obligations to Purchasers. Borrower will cause its Affiliates to Perform all of their material obligations under the Time-Share Program
               Consumer   Documents  and  the   Time-Share   Program   Governing
               Documents.

                    6.1.10 Material Increases to Assessments.  Borrower (i) will
               (A) cause to be discharged all of its Affiliates' obligations under the Time-Share Program Governing Documents and (B) cause to be maintained a reasonable reserve for capital improvements to the each Time-Share Project to the extent and as required under the Operating Agreements and Time-Share Program Consumer

               Documents; and (ii) will cause to be paid not less often than once every twelve (12) months, the difference between (A) the cumulative total amount of the maintenance and operating expenses incurred in the operation and maintenance of each Time-Share Project, together with a reasonable reserve for capital improvements to the extent and as required under the Operating Agreements and Time-Share Program Consumer Documents; and the amount of any installment of real property taxes currently due and payable with respect to each Time-Share Project and related amenities, through the end of the calendar month preceding the month in which such payment is made and (B) the cumulative total amount of assessments payable to that Affiliate of Borrower who owns the applicable Time-Share Project, by owners (other than such Affiliate) of Time-Share Interests therein through the end of the calendar month preceding the month in which such payment is made.

                    6.1.11. Maintenance of Time-Share Project and Other Property. Borrower will cause to be maintained in good condition and repair all common areas in each Time-Share Project and other on-site amenities which have been promised or represented as being available to Purchasers and, to the extent owned by an Affiliate of Borrower, all portions of improvements in which Units are located and are not part of a Time-Share Project. Borrower will cause to be maintained a reasonable reserve to assure compliance with the terms of the foregoing sentence.

                    6.1.12. Maintenance of Larger Tract. To the extent a particular Time-Share Project is part of a larger common ownership regime or planned development or parts of buildings in which Units are located are not part of the Time-Share Project, Borrower will cause to be paid a commercially reasonable share of common expenses to be allocated to such Time-Share Project. Borrower will use commercially reasonable efforts to cause all such property which is not part of a Time-Share Project to be professionally managed in a first class manner.

                    6.1.13. Collection of Receivables Collateral.  Borrower will undertake the diligent and timely collection of amounts delinquent under each Instrument which constitutes part of the Receivables Collateral and will bear the entire expense of such collection. Lender shall have no obligation to undertake any action to collect under any Instrument.

                    6.1.14. Notice of Lender's Interest. Borrower will deliver under its letterhead notice of Lender's interest in the Receivables Collateral to persons bound thereby, if requested, and will cause such notice to comply with applicable law.

                    6.1.15. Modification of Material Agreements.  Borrower shall maintain or cause to be maintained in full force and effect the following agreements and shall not permit the making of any material modifications to the same without the prior written consent of
               Lender:

                         (i) each of the Operating Agreements;

                         (ii) each of the Intercompany Affiliation Agreements;

                         (iii) the Administration Trust;

                         (iv) the RCI Master Affiliation Agreement;

                         (v) each of the RCI Existing Affiliation Agreements;

                         (vi) the RCI Outsourcing Agreements; and

                         (vii) the Receivables Purchase Agreement.

                    6.1.16. Post-Closing Matters. Within ten (10) days following the making of the first Advance, Borrower shall deliver to Lender an opinion in form and substance satisfactory to Lender, from counsel satisfactory to Lender as to the enforceability of the Receivables Loan Documents under New Jersey law. Borrower shall furthermore make and cause the Required Guarantor to make any modifications to the Receivables Loan Documents requested by Lender in order to enable counsel to render such opinion. Within two (2) Business Days following the making of the first Advance, Borrower shall deliver to Lender an amendment to the
               Administration  Trust,  encompassing  within  the  terms  of  the
               Administration Trust, the matters contained in the Letter of Direction delivered to the Administration Trustee pursuant to paragraph 4.1.2.17 hereof together with evidence that the agreements described on Exhibit C to the Administration Trust have been unconditionally transferred to the Administration Trustee to be held under the Administration Trust. Within two (2) Business Days following the making of the first Advance, Borrower will supply to Lender evidence satisfactory to it that each of the Negative Pledges have been delivered to the appropriate Land Trustees. Within three (3) Business Days following the making of the first Advance, Borrower will deliver to Lender an insurance certificate, in form and substance satisfactory to Lender, reflecting each of Lender and RCI Mexico as additional insureds on all relevant insurance policies held by Borrower or any of its Affiliates.

                    6.1.17. Keeping and Marking of Records and Books. Borrower will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Receivables Collateral in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables
               Collateral (including, without limitation, records adequate to permit the immediate identification of new Receivables Collateral and all collections received on account of and any adjustments to any Receivables Collateral). Borrower will give the Lender notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                    6.1.18. Lender's Reliance. Borrower acknowledges that Lender is entering into the transactions contemplated by this Agreement in reliance upon Borrower's identity as a legal entity that is separate from the Originators and from Raintree and its other Affiliates. Therefore, from and after the date of execution and delivery of this Agreement, Borrower shall take all reasonable steps including, without limitation, all steps that the Lender may from time to time reasonably request to maintain Borrower's identity as a separate legal entity and to make it manifest to third parties that Borrower is an entity with assets and liabilities distinct from those of the Originators and Raintree and any of their Affiliates and not just a division of the Originators or Raintree or its other Affiliates. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Borrower shall:

                         6.1.18.1. Conduct its own business in its own name and require that all full-time employees of Borrower, if any, identify themselves as such and not as employees of the Originators or Raintree or its other Affiliates (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Borrower's employees);

                         6.1.18.2. Compensate all employees, consultants and agents directly, from Borrower's bank accounts, for services provided to Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of Borrower is also an employee, consultant or agent of the Originators or Raintree or its other Affiliates, allocate the compensation of such employee, consultant or agent between Borrower and such other entities on a basis which reflects the services rendered;

                         6.1.18.3. Clearly identify its offices (by signage or otherwise) as its offices and, if such office is located in the offices of the Originators or Raintree or its other Affiliates, Borrower shall lease such office at a fair market rent;

                         6.1.18.4. Have a separate telephone number, which will be answered only in its name, and separate stationery, invoices and checks in its own name;

                         6.1.18.5. Conduct all transactions with the Originators, Raintree and its other Affiliates and any Guarantor strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges) for items shared between Borrower and the Originators, Raintree or its other Affiliates or any Guarantor on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

                         6.1.18.6. At all times have at least one manager (the "Independent Manager") who is not at such time, and has not been at any time during the preceding five (5) years (A) a director, officer, employee or Affiliate of the Originators or Raintree or any of their subsidiaries or Affiliates, or
                    (B) the beneficial owner of more than one percent (1%) of the outstanding common shares having general voting rights of Raintree or any of its subsidiaries or Affiliates;

                         6.1.18.7.   Observe  all  limited   liability   company
                    formalities as a distinct entity, and ensure that all actions relating to (A) the selection, maintenance or replacement of the Independent Manager, (B) the dissolution or liquidation of Borrower or (C) the initiation or participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Borrower, are duly authorized by unanimous vote of its Managers (including the Independent Manager);

                         6.1.18.8. Maintain Borrower's books and records separate from those of the Originators and Raintree and its other Affiliates and otherwise readily identifiable as its own assets rather than assets of any of such other entities;

                         6.1.18.9. Prepare its financial statements separately from those of the Originators and Raintree and its other Affiliates and insure that any consolidated financial statements of the Originators or Raintree or any of their Affiliates that include Borrower have notes clearly stating that Borrower is a separate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Borrower;

                         6.1.18.10. Except as herein specifically otherwise provided, not commingle funds or other assets of Borrower with those of the Originators or Raintree or its other Affiliates and not maintain bank accounts or other depository accounts to which the Originators or Raintree or any of its other Affiliates is an account party, into which any such entity makes deposits or from which any such entity has the power to make withdrawals;

                         6.1.18.11. Not permit the Originators or Raintree or its other Affiliates to pay any of Borrower's operating expenses (except pursuant to allocation arrangements that comply with the requirements of this paragraph 6.1.18); and

                         6.1.18.12. Not permit Borrower to be named as an insured on the insurance policy covering the property of the Originators or Raintree or its other Affiliates or enter into an agreement with the holder of such policy whereby in the event of a loss in connection with such property, proceeds are paid to Borrower.

                    6.1.19. Business Activities. Borrower shall conduct all significant business activities solely within Mexico.

               6.2 Borrower's Negative Covenants.

                    6.2.1. Change in Borrower's Name or Principal Place of Business. Borrower will not change its name or move its principal place of business or chief executive office except upon not less than sixty (60) days prior written notice to Lender.

                    6.2.2. Nature of Business; Other Agreements; Other Indebtedness. Borrower shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking other than the transactions contemplated and authorized by this Agreement. Without limiting the generality of the foregoing, Borrower shall not create, incur, guarantee, assume or suffer to exist any Indebtedness or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under this Agreement, (iii) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated in this Agreement and
               (iv) the incurrence of indebtedness in favor of the Originators is contemplated in the Receivables Purchase Agreement.

                    6.2.3 Restrictions on Liens or Transfers.  Borrower, without the prior written consent of Lender, will not: (i) sell, convey, lease, pledge, hypothecate, encumber or otherwise transfer any Collateral other than in favor of the Lender as contemplated by the Receivables Loan Documents; (ii) permit or suffer to exist any liens, security interests or other encumbrances on the Collateral, except for the Permitted Encumbrances and liens and security interests expressly granted to Lender; (iii) sell, convey, lease, transfer or dispose of all or substantially all of its assets to another entity; or
               (iv) Borrower is an organization, permit or suffer to exist any change in the legal or beneficial ownership of Borrower or any person controlling Borrower (whether directly or indirectly, through one (1) or more intermediaries) or any change in the power to control it or any person-controlling Borrower (whether directly or indirectly, through one or more intermediaries). Without limiting Lender's right to withhold its approval for other reasons, as a condition to approval of any lien, security interest or other charge upon any of the Collateral, Lender may require that the third party execute a subordination agreement satisfactory to Lender and provide Quiet Enjoyment Rights to owners of Time-Share Interests.

                    6.2.4 No Sales Activities  Prior to Approval.  Borrower will cause its Affiliates not to permit the sale of any Time-Share Interest or permit the offering of any Time-Share Interest for sale in any jurisdiction, unless: (i) Borrower has delivered to Lender true and complete copies of the Minimum Required Time-Share Approvals required in such jurisdiction for the proposed conduct and all other evidence required by Lender that Borrower's Affiliates have complied with all Legal Requirements of such jurisdiction governing the proposed conduct; and (ii) Borrower has delivered to Lender the Time-Share Program Consumer Documents and the Time-Share Program Governing Documents which Borrower's Affiliates will be using in connection with the subject Time-Share Project and the sale or offering for sale of Time-Share Interests in such jurisdiction and such documents have been approved by Lender, which approval shall not be unreasonably withheld.

                    6.2.5 No Modification of Receivables  Collateral or Payments
               by Borrower. Borrower will not cancel or materially modify, or consent to or acquiesce in any material modification (including, without limitation, any change in the interest rate or amount, frequency or number of payments) to, or solicit the prepayment of, any Instrument which constitutes part of the Receivables Collateral; or waive the timely performance of the obligations of the Purchaser under any such Instrument or its security; or release the security for any such Instrument. Borrower will not pay or advance directly or indirectly for the account of any Purchaser any sum required to be deposited or owing by the Purchaser either under any Purchase Contract or under any Instrument which constitutes part of the Receivables Collateral.

                    6.2.6 No Modification of Time-Share Documents. Borrower will cause its Affiliates not to cancel or materially modify, or consent to or suffer to exist any cancellation or material modification of any Time-Share Program Consumer Document or any Time-Share Program Governing Document.

                    6.2.7 Maintenance of Larger Tract. To the extent either a Time-Share Project is part of a larger common ownership regime or planned development or parts of buildings in which Units are located are not part of a Time-Share Project, Borrower will cause its Affiliates not to permit common expenses to be allocated to a Time-Share Project in an unreasonably disproportionate manner.

                    6.2.8 Trust  Corpus.  Borrower will not remove or permit the removal of any portion of the trust corpus from the Administration Trust without the prior written consent of Lender.

                    6.2.9 Articles of Organization.  Borrower will not amend its
               Articles of Organization in any respect that would impair its ability to comply with the terms of this Agreement or the other Receivables Loan Documents.

               6.3  Survival  of  Covenants.  The  covenants  contained  in this
          Article 6 are in addition to, and not in derogation of, the covenants contained elsewhere in the Receivables Loan Documents and shall be deemed to be made and reaffirmed prior to the making of each Advance.

     7.   DEFAULT

               7.1 Events of Default. The occurrence of any of the following events or conditions shall constitute an Event of Default by Borrower under the Receivables Loan Documents:

                    7.1.1 Failure of Lender to receive from Borrower within five
               (5) Business Days of the date when due and payable (i) any amount payable under the Receivables Loan Note, or (ii) any other payment due under the Receivables Loan Documents, except for the payment due at the Receivables Loan Maturity Date for which no grace period is allowed;

                    7.1.2. Any representation or warranty which is made by a person other than Lender and is contained in the Receivables Loan Documents or in any certificate furnished to Lender under the Receivables Loan Documents by or on behalf of Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made;

                    7.1.3. A default in the  Performance of the  Obligations set forth in paragraph 3.2, 6.1.3,  6.1.5,  6.1.15,  6.1.16,  6.1.18,
               6.2.2,  6.2.3.1,  6.2.3(i) or 6.2.3(iv) or in the  Performance of
               the covenant set forth in paragraph 3.2(e) of the Guaranty executed by Raintree;

                    7.1.4 A default in the  Performance of the  Obligations or a violation of any term, covenant or provision of the Receivables Loan Documents (other than a default or violation referred to elsewhere in this paragraph 7.1) which continues unremedied (i) for a period of thirty (30) days after notice of such default or violation to Borrower in the case of a default under or violation of paragraph 6.2.3(ii) or any default or violation which can be cured by the payment of money alone or (ii) for a period of thirty (30) days after notice to Borrower in the case of any other default or violation; provided, however, that the grace period contained in this clause (ii) may be extended for an additional thirty (30) days in the event Borrower is making diligent and good faith efforts to remedy or cure the default or violation at hand;

                    7.1.5. An "Event of Default" as defined in any of the other Receivables Loan Documents or an event occurs under the Receivables Loan Documents, whether or not denominated as an Event of Default, which expressly entitles Lender to exercise its remedies thereunder;

                    7.1.6. Any final, non-appealable judgment or decree for money damages or for a fine or penalty against Borrower which is not paid and discharged or stayed within thirty (30) days thereafter and when aggregated with all other judgment(s) or decree(s) that have remained unpaid and undischarged or are not stayed for such period, such amount is in excess of Fifty Thousand Dollars ($50,000);

                    7.1.7. Notwithstanding the fact that the mere presence of such lien or security interest would constitute a separate Event of Default, any party holding a lien on or security interest in any Collateral owned by it commences foreclosure or similar sale thereof;

                    7.1.8. A material adverse change in any Time-Share  Project, the Collateral or the business or financial condition of Borrower, which change is not enumerated in this paragraph 7.1, as the result of which Lender in good faith deems the prospect of Performance of the Obligations impaired or the Collateral imperiled;

                    7.1.9. Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency under the laws of any jurisdiction including, without limitation, the commencement of a bankruptcy (quiebra), insolvency (concurso) or similar proceedings in accordance with the Mexican Mercantile Insolvency Law (Ley de Concursos Mercantiles), (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or any substantial part of its property, (v) be adjudicated insolvent, (vi) dissolve or commence to wind-up its affairs, or (vii) take any action for purposes of the foregoing; or a petition for relief or reorganization, arrangement or liquidation or any other petition in bankruptcy or insolvency or the appointment of a custodian under the laws of any jurisdiction is filed against any Borrower or a custodian is appointed for any Borrower, the Collateral or any material part of any Borrower's property and such proceeding is not dismissed and appointment vacated within sixty (60) days thereafter;

                    7.1.10 Any of the events  enumerated  in  paragraphs  7.1.6,
               7.1.8, or 7.1.9 occurs with respect to any general partner or manager of Borrower, if Borrower is a partnership or limited liability company, any Required Guarantor or other surety for the Performance of the Obligations;

                    7.1.11 Any default,  which  continues  beyond any applicable cure period, by any Required Guarantor under (i) the Redeemable Senior Notes or under the document and instruments executed in connection therewith, (ii) the Mirror Notes or under the documents and instruments executed in connection therewith, or
               (iii) any other agreement evidencing, guaranteeing or securing borrowed money or a receivables purchase financing involving an obligation in excess of Fifty Thousand Dollars ($50,000) to make a payment of principal or interest or to repurchase receivables; or any other material default by any Required Guarantor permitting the acceleration of any of the payment or repurchase obligations of such Required Guarantor which, if accelerated, will be in excess of Fifty Thousand Dollars ($50,000) in the aggregate;

                    7.1.12 If by or under the authority of any governmental authority the management of Borrower or any Required Guarantor or its respective business is curtailed to the point of making it effectively inoperative by any seizure or intervention or proceedings of any nature;

                    7.1.13 If any of the Time-Share Projects are appropriated or possession thereof is lost by the Affiliate of Borrower currently owning the same;

                    7.1.14 If for any reason any Mexican  authorities  close any
               Time-Share Project or enjoin the further sale of Time-Share Interests therein and such condition continues for a period of thirty (30) days;

                    7.1.15 Failure of Lender to receive from Borrower, within thirty (30) days of the date Borrower knows of such event, notice of any event which renders any representation or warranty in any Receivables Loan Documents false in any material, adverse respect were it made after the occurrence of such condition;

                    7.1.16 A default which continues  beyond the applicable cure periods by any party other than Lender, RCI Mexico or their Affiliates, under the RCI Master Affiliation Agreement, the RCI Existing Affiliation Agreements, the RCI Outsourcing Agreement or the Servicing Agreement.

                    7.1.17 Any default which  continues  beyond  applicable cure periods, by any party under the Administration Trust Agreement or the Intercompany Affiliation Agreement; or

                    7.1.18 Any default,  which  continues  beyond the applicable cure periods, by any Affiliate of Borrower under any of the Operating Agreements.

               7.2 Remedies. At any time after an Event of Default has occurred and while it is continuing, Lender may but without obligation, in addition to the rights and powers granted elsewhere in the Receivables Loan Documents and not in limitation thereof, do any one or more of the following:

                    7.2.1 Cease to make further Advances;

                    7.2.2 Declare the  Receivables  Loan Note and all other sums owing by Borrower to Lender in connection with the Receivables Loan, immediately due and payable without notice, presentment, demand or protest, which are hereby waived by Borrower;

                    7.2.3 With respect to the Receivables Collateral,  (i) after any applicable delinquency on a Purchase Contract, institute collection, foreclosure and other enforcement actions against Purchasers and other persons obligated on the Receivables Collateral, (ii) enter into modification agreements and make extension agreements with respect to payments and other performances, (iii) release persons liable for performance on behalf of the Borrower or its respective Affiliates, settle and compromise disputes with respect to payments and performances claimed due, all without notice to Borrower, without being called to account therefor by Borrower and without relieving Borrower from Performance of the Obligations, and (iv) receive, collect, open and read all mail of Borrower for the purpose of obtaining all items pertaining to the Receivables Collateral;

                    7.2.4 Proceed to protect and enforce its rights and remedies under the Receivables Loan Documents and to foreclose or otherwise realize upon its security for the Performance of the Obligations, or to exercise any other rights and remedies available to it at law, in equity or by statute;

                    7.2.5 Without notice to Borrower,  have a receiver appointed for Borrower and/or its property; and

                    7.2.6 Exercise any and all other remedies of a secured party with respect to the Collateral.

               7.3 Application of Proceeds During an Event of Default. Notwithstanding anything in the Receivables Loan Documents to the contrary, while an Event of Default exists, any cash received and retained by Lender in connection with the Receivables Collateral may be applied to payment of the Obligations in the manner provided in paragraph 7.5.

               7.4  Remedies;   Sale;   Assembly  of   Receivables   Collateral.

                    7.4.1 Sale of Receivables Collateral.  Lender shall have all of the rights and remedies accorded to a Secured Party at equity or law. Any sale of the Receivables Loan Collateral may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. Borrower shall be credited with the net proceeds of such sale only when such proceeds are actually received by Lender in good current funds. Despite the consummation of any such sale, Borrower shall remain liable for any deficiency on the Obligations which remains outstanding following such sale. All net proceeds recovered pursuant to a sale shall be applied in accordance with the provisions of paragraph 7.5.

                    7.4.2 Lender's Right to Execute Conveyances.  Lender may, in
               the name of Borrower or in its own name, make and execute all conveyances, assignments and transfers of the Collateral sold in connection with the exercise of Lender's rights and remedies; and Lender is hereby appointed Borrower's attorney-in-fact for this purpose.

                    7.4.3 Obligation to Assemble  Receivables  Collateral.  Upon
               request of Lender when an Event of Default exists, Borrower shall assemble the Collateral and make it available to Lender at a time and place designated by Lender, if it is not already in Lender's or the Payment Source Trustee's possession.

                    7.4.4 Registration. Borrower recognizes that United States or Mexican registration of certain of the Receivables Collateral or other Collateral under the United States or Mexican federal and state securities laws may be impractical because of the expenses or delays involved in the registration process and that in the absence of such registration, Lender may be unable to effect a public sale of all or a part of the Collateral, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower agrees that private sales so made may be at prices and other terms less favorable to the seller than if such Collateral were sold at public sales, and that Lender has no obligation to delay sale of any such Collateral for a period of time necessary to permit such Collateral to be registered for public sale under the Securities Act of 1933, as amended, and any applicable Blue Sky or other Mexican or United States state securities laws. Borrower agrees that sales made under the foregoing circumstances shall not be deemed to have been made in a commercially unreasonable manner by virtue of any terms less favorable to the seller resulting from the private nature of such sales.

               7.5 Application of Proceeds. The proceeds of any sale of all or any part of the Collateral made in connection with the exercise of Lender's rights and remedies shall be applied in the following order of priorities; first, to the payment of all costs and expenses of such sale, including without limitation, compensation to Lender and its agents, attorneys' fees, and all other expenses, liabilities and advances incurred or made by Lender, its agents and attorneys, in connection with such sale, and any other unreimbursed expenses for which Lender may be reimbursed pursuant to the Receivables Loan Documents; second, to the payment of all late charges required by the Receivables Loan Documents to be paid by Borrower, in such order and manner as Lender shall in its discretion determine; third, to the payment of the Obligations, in such order and manner as Lender shall in its discretion determine, with no amounts applied to payment of principal until all interest has been paid, fourth, to the other Obligations in such order and manner as Lender may determine; and last, to the payment to Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

               7.6 Lender's Right to Perform. Lender may, at its option, and without any obligation to do so, pay, perform and discharge any and all obligations agreed to be paid or Performed in the Receivables Loan Documents by Borrower or any surety for the Performance of the Obligations if (a) such person fails to do so and (b) (i) an Event of Default exists and at least five (5) Business Day's notice has been given to such person of Lender's intention to take such action, (ii) the action taken by Lender involves obtaining insurance which such person has failed to maintain in accordance with the Receivables Loan Documents or to deliver evidence thereof, or (iii) in the opinion of Lender, such action must be taken because an emergency exists or to preserve any of the Collateral or its value. For such purposes Lender may use the proceeds of the Collateral. All amounts expended by Lender in so doing or in exercising its remedies under the Receivables Loan Documents following an Event of Default shall become part of the Obligations, shall be immediately due and payable by Borrower to Lender upon demand, and shall bear interest at the Default Rate from the dates of such expenditures until paid.

               7.7  Non-Exclusive  Remedies.  No remedy in any Receivables  Loan
          Document conferred on or reserved to Lender is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under any Receivables Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power shall be construed to be a waiver of or acquiescence to any default or a waiver of any right or power; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

               7.8 Waiver of Marshalling. Borrower, for itself and for all who may claim through or under it, hereby expressly waives and releases all right to have the Collateral, or any part of the Collateral, marshalled on any foreclosure, sale or other enforcement of Lender's rights and remedies.

               7.9 Attorney-in-Fact. For the purpose of exercising its rights and remedies under paragraphs 7.2.3 and 7.6, Lender may do so in Borrower's name or its name and is hereby appointed as Borrower's attorney-in-fact to take any and all actions in Borrower's name and/or on Borrower's behalf as Lender may deem necessary or appropriate in its discretion in the accomplishment of such purposes.

               7.10 Judgment Currency. If, for the purpose of obtaining or enforcing judgment against Borrower or any Required Guarantor in any court in any jurisdiction, it becomes necessary to convert into any other currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in Dollars under the Receivables Loan Documents, the conversion shall be made at the Official Exchange Rate on the Business Day immediately preceding (i) the date of actual payment of the amount due, in the case of the courts of any jurisdiction that will give effect to such conversion being made on such date, or (ii) the date on which the judgment is given, in the case of any proceeding in a court which will not permit the conversion to be made on the date of actual payment (the applicable date as of which such conversion is made pursuant to this clause (ii) being hereinafter referred to as the "Judgment Conversion Date"). If, in the case of any proceeding in a court which will not permit the conversion to be made on the date of actual payment, there is a change in the Official Exchange Rate between the Business Day immediately preceding each of the Judgment Conversion Date and the date of actual receipt of the amount due in immediately available funds, Borrower or a Required Guarantor, as the case may be, shall pay such additional amount (if any, but in any event not a lesser amount) as may be necessary to ensure that the amount actually received in the Judgment Currency, when converted at the Official Exchange Rate on the Business Day immediately prior to the date of payment, will produce the amount of Dollars, which could have been purchased with the amount of the Judgment Currency at the Official Exchange Rate in effect on the Business Day prior to the Judgment Conversion Date.

     8.   COSTS AND EXPENSES; INDEMNIFICATION

               8.1 Costs and Expenses. Borrower will pay on demand any and all costs and expenses incurred by Lender in connection with the initiation, documentation and closing of the Receivables Loan, the making of Advances, the protection of the Collateral, or the enforcement of the Obligations against Borrower, including, without limitation, all due diligence costs and expenses due and owing to all persons and entities performing due diligence in connection with the Receivables Loan, including Deloitte Touche and Bank of America, all attorneys', inspecting architect's/engineer's, trustee's, notary's and other professionals' fees (including, without limitation, out-of-pocket expenses and normal charges of such attorneys' and other professionals for photocopy, telecopy and computer services, and clerical overtime), consumer credit reports, and revenue, documentary stamp, transaction, transfer and intangible taxes. Without limiting the generality of the foregoing, if a bankruptcy proceeding is commenced by or against Borrower or otherwise involving the Collateral, Lender shall, to the extent not already provided for herein, be entitled to recover, and Borrower shall be obligated to pay, Lender's attorneys' fees and costs incurred in connection with: any determination of the applicability of the bankruptcy laws to the terms of the Receivables Loan Documents or Lender's rights thereunder; any attempt by Lender to enforce or preserve its rights under the bankruptcy laws or to prevent Borrower or any other person from seeking to deny Lender its rights thereunder; any effort by Lender to protect, preserve or enforce its rights against the Collateral, or seeking authority to modify the automatic stay of 11 U.S.C. Section 362 and the comparable provision under Mexican bankruptcy law or otherwise seeking to engage in such protection, preservation or enforcement; or any proceeding(s) arising under the bankruptcy laws, or arising in or related to a case under the bankruptcy laws. Borrower agrees to cause the timely payment and reimbursement to the Land Trustee for all of the Land Trustee's fees, costs, expenses and other amounts incurred by or due and owing to the Land Trustee under or in connection with the Land Trusts in the performance by the Land Trustee of the services contemplated to be performed by it under the Land Trusts. Borrower agrees to timely pay and reimburse or cause the timely payment and reimbursement to the Administration Trustee for all of the Administration Trustee's fees, costs, expenses and other amounts incurred by or due and owing to the Administration Trustee under or in connection with the Administration Trust in the performance by the Administration Trustee of the services contemplated to be performed by it under the Administration Trust. Borrower agrees to timely pay and reimburse or to cause the timely payment and reimbursement to the Payment Source Trustee for all of the Payment Source Trustee's fees, costs, expenses and other amounts incurred by or due and owing to the Payment Source Trustee under or in connection with the Payment Source Trust in the performance by the Payment Source Trustee of the services contemplated to be performed by it under the Payment Source Trust.

               8.2 Indemnification. Borrower will INDEMNIFY, PROTECT, HOLD HARMLESS, and defend Lender, Lender's Affiliates, RCI Mexico and their respective successors, assigns and shareholders (including corporate shareholders), directors, officers, employees, servants and agents of the foregoing (all of whom are made third party beneficiaries of the provisions of this paragraph), for, from and against: (a) any and all liabilities, damages, penalties, or fines, losses, costs or expenses (including, without limitation, court costs and attorneys' fees), claims, demands, suits, proceedings (whether civil or criminal), orders, judgments, penalties, fines and other sanctions whatsoever asserted against it and arising from or brought in connection with any Time-Share Project, the Collateral, Lender's status by virtue of the Receivables Loan Documents, creation of liens and security interests, the terms of the Receivables Loan Documents or the transactions related thereto, a breach of Borrower's obligations under paragraph 6.1.7, any assertion or claim that Lender is required to withhold any tax due on the proceeds of any Instrument or Receivables Collateral, or any act or omission of Borrower, the Servicing Agent, the Administration Trustee, the Payment Source Trustee or the Land Trustee, or their respective employees or agents, whether actual or alleged unless such act or omission is caused by Lender's gross negligence or willful misconduct; and (b) any and all brokers' commissions or finders' fees or other costs of similar type by any party in connection with the Receivables Loan. On written request by a person or other entity covered by the above agreement of indemnity, Borrower will undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such person or entity shall be a party. However, at an indemnitee's option, such indemnitee may, at Borrower's expense, prosecute or defend any action within the scope of the indemnification contained in this paragraph 8.2. No termination of this Agreement or the other Receivables Loan Documents shall affect or impair the indemnification provisions contained in this paragraph 8.2 and all such provisions shall survive such termination.

     9.   CONSTRUCTION AND GENERAL TERMS

               9.1 Payment Location and Currency. All monetary amounts for all purposes hereunder shall be denominated in Dollars. All amounts payable under the Receivables Loan Documents shall be payable solely in Dollars at the Official Exchange Rate in effect on the Business Day immediately prior to the date of Lender's receipt, in immediately available funds, of Pesos. All amounts payable under the Receivables Loan Document shall be deposited into Lender's bank account set forth in the attached Exhibit 9.1 or such other account as Lender shall from time to time indicate by written notice to Borrower.

               9.2 Entire Agreement. The Receivables Loan Documents exclusively and completely state the rights and obligations of Lender and Borrower with respect to the Receivables Loan. No modification, variation, termination, discharge, abandonment or waiver of any of the provisions or conditions of the Receivables Loan Documents shall be valid unless in writing and signed by a duly authorized representative of the party sought to be bound by such action. The Receivables Loan Documents supersede any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Lender, Borrower and the Required Guarantors concerning this transaction, including any commitment for financing.

               9.3 Powers Coupled with an Interest. The powers and agency hereby granted by Borrower are coupled with an interest and are irrevocable until the Obligations have been paid in full and are granted as cumulative to Lender's other remedies for collection and enforcement of the Obligations.

               9.4 Counterparts; Facsimile Signatures. Any Receivables Loan Document may be executed in counterpart, and any number of copies of such Receivables Loan Document which have been executed by all parties shall constitute one (1) original. Delivery of an executed counterpart of any Receivables Loan Document by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of such Receivables Loan Document. Any party delivering an executed counterpart of any Receivables Loan Document by telefacsimile shall also deliver a manually executed counterpart of such Receivables Loan Document, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of such Receivables Loan Document.

               9.5 Notices. All notices, requests or demands required or permitted to be given under the Receivables Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered, or (b) two (2) Business Days after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service, addressed as shown below, or to such other address as the party being notified may have designated in a notice given to the other party. Written notice may be given by telecopy to the telecopier number shown below or to such other telecopier number as the party being notified may have designated in a notice given to the other party, which notice shall be effective on the day of receipt if received during the recipient's normal business hours on the day of receipt or otherwise on the next Business Day; provided that such notice shall not be deemed effective unless not later than the next Business Day, a copy of such notice is hand delivered or deposited for delivery via courier in accordance with the requirements set forth above. The notice addresses and telecopy numbers for Borrower and Lender are set forth at the end of this Agreement following their respective signatures.

               9.6 Successors and Assigns. All the covenants of Borrower and all the rights and remedies of the Lender contained in the Receivables Loan Documents shall bind Borrower, and, subject to the restrictions on merger, consolidation and assignment contained in the Receivables Loan Documents, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns, whether so expressed or not. Borrower may not assign its rights in the Receivables Loan Documents in whole or in part. Except as may be expressly provided in a Receivables Loan Document, no person or other entity shall be deemed a third party beneficiary of any provision of the Receivables Loan Documents.

               9.7 Severability. If any provision of any Receivables Loan Document is held to be invalid, illegal or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of the Receivables Loan Documents shall not in any way be affected or impaired thereby. In lieu of each such illegal, invalid or unenforceable provision, there shall be added to the Receivables Loan Document affected, a provision that is legal, valid and enforceable and as similar in terms to such illegal, invalid and unenforceable provision as may be possible.

               9.8 Time of Essence. Time is of the essence in the Performance of the Obligations.


               9.9 Miscellaneous. All headings are inserted for convenience only and shall not affect any construction or interpretation of the Receivables Loan Documents. Unless otherwise indicated, all references in a Receivables Loan Document to clauses and other subdivisions refer to the corresponding paragraphs, clauses and other subdivisions of the Receivables Loan Document; the words "herein," "hereof," "hereto," "hereunder" and words of similar import refer to the Receivables Loan Document as a whole and not to any particular paragraph, clause or other subdivision; and reference to a numbered or lettered subdivision of an Article or paragraph shall include relevant matter within the Article or paragraph which is applicable to but not within such numbered or lettered subdivision. All Schedules and Exhibits referred to in this Agreement are incorporated in this Agreement by reference as if set forth at length herein. Whenever the words "including", "include", or "includes" are used in the Receivables Loan Documents, they shall be interpreted in a non-exclusive manner as though the words, "without limitation," immediately followed the same.

               9.10 CHOICE OF LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE RECEIVABLES LOAN DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION) AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES; PROVIDED, HOWEVER, THAT THE LAWS OF MEXICO SHALL GOVERN TO THE EXTENT NECESSARY WITH RESPECT TO THE CREATION AND ENFORCEMENT OF LIENS AND OTHER SECURITY INTERESTS ON COLLATERAL CONTAINED WITHIN MEXICO AND FURTHER PROVIDED THAT THE LAWS OF MEXICO SHALL GOVERN ALL MATTERS PERTAINING TO THE RECEIVABLES PURCHASE AGREEMENT AND THE SALE OF RECEIVABLES FROM THE ORIGINATORS TO THE BORROWER.

               9.11 CHOICE OF JURISDICTION; WAIVER OF VENUE. EACH OF BORROWER AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF NEW JERSEY, MORRIS COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE
          NEWARK DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY RECEIVABLES LOAN DOCUMENT OR THE SUBJECT MATTER THEREOF; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY

          WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               9.12 WAIVER OF JURY TRIAL. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY RECEIVABLES LOAN DOCUMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES; AND THEREFORE, THEY AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

               9.13 INDUCEMENT TO LENDER. ALL OF THE PROVISIONS SET FORTH IN THE PARAGRAPHS REFERENCED BELOW ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING ADVANCES TO BORROWER.

                                   (BORROWER'S INITIALS RE:  9.10 - 9.13 _____)

               9.14 Compliance  With  Applicable  Usury Law. It is the intent of the parties hereto to comply with the Applicable Usury Law. Accordingly, notwithstanding any provisions to the contrary in the Receivables Loan Documents, in no event shall the Receivables Loan Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law.

               9.15 NO RELATIONSHIP WITH PURCHASERS. LENDER DOES NOT HEREBY ASSUME AND SHALL HAVE NO RESPONSIBILITY, OBLIGATION OR LIABILITY TO PURCHASERS, LENDER'S RELATIONSHIP BEING THAT ONLY OF A CREDITOR WHO HAS TAKEN AN ASSIGNMENT FROM BORROWER OF THE INSTRUMENTS IN ORDER TO FACILITATE PERFORMANCE OF THE OBLIGATIONS. EXCEPT AS REQUIRED BY LAW AND FOR FILINGS MADE WITH THE SECURITIES & EXCHANGE COMMISSION OR ANY STOCK EXCHANGE ON WHICH BORROWER'S OR ITS AFFILIATE'S STOCK OR DEBT IS TRADED, BORROWER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO LENDER WITH RESPECT TO ANY TIME-SHARE PROJECT, THE SALE OF TIME-SHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF LENDER.

               9.16 NO JOINT VENTURE. THE RELATIONSHIP OF BORROWER AND LENDER IS THAT OF DEBTOR AND CREDITOR, AND IT IS NOT THE INTENTION OF EITHER OF SUCH PARTIES BY THIS OR ANY OTHER INSTRUMENT BEING EXECUTED IN CONNECTION WITH THE RECEIVABLES LOAN TO ESTABLISH A PARTNERSHIP, AND THE PARTIES HERETO SHALL NOT UNDER ANY CIRCUMSTANCES BE CONSTRUED TO BE PARTNERS OR JOINT VENTURERS.

               9.17 Standards Applied to Lender's Actions. Unless otherwise specifically stipulated elsewhere in the Receivables Loan Documents, if a matter is left in the Receivables Loan Documents to the decision, requirement, request, determination, judgment, opinion, approval, consent, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion.

               9.18 Meaning of Subordination. Any subordination required to be given under the Receivables Loan Documents to Lender shall include the subordination of and the deferral of the right to receive payments on the subordinated obligations except to the extent expressly permitted in this Agreement; the remittances to Lender of all prohibited payments received by the third party; the subordination of all liens, security interests, assignments and other encumbrances and claims held by the subordinating party on or against any of Borrower's property to Lender's interest (whenever acquired) in such property; and an agreement on the part of the third party not to exercise any remedies against Borrower so long as all obligations under the Receivables Loan Documents have not been fully satisfied.

               9.19 Scope of Reimbursable Attorney's Fees. As used in the Receivables Loan Documents, the term "attorneys' fees" includes the reasonable fees of outside and Lender's in-house attorneys licensed to practice law in any jurisdiction, outside and Lender's in-house law clerks, paralegals, investigators and others not admitted to the bar but performing services under the supervision of a licensed attorney, and the expenses (including, without limitation, normal and customary charges for telecopy and photocopy services and clerical overtime) incurred by them in the performance of their services. As used in the Receivables Loan Documents, attorneys' fees incurred by Lender in the enforcement of any remedy or covenant include, without limitation, attorneys' fees incurred in any foreclosure of the Receivables Loan Security Documents, in protecting or sustaining the lien or priority of the Collateral, or in any proceeding arising from or connected with any such matter, including any bankruptcy, receivership, injunction or other similar proceeding, or any appeal from or petition for review of any such matter, and with or without litigation.

               9.20 [Reserved]

               9.21 Reliance. Lender's examination, inspection, or receipt of information pertaining to Borrower, any Required Guarantor, the Collateral or any Time-Share Project shall not in any way be deemed to reduce the full scope and protection of the warranties, representations and Obligations contained in the Receivables Loan Documents.

               9.22 Confidentiality. Borrower and Lender each agree to keep confidential and each agree to cause its employees and officers, their respective Affiliates, the Required Guarantors (as the Borrower) and the employees and officers of the foregoing to keep confidential the provisions of this Agreement and the other Receivables Loan Documents including the terms and conditions of the Receivables Loan and the pricing, payment and maturity date provisions. The foregoing confidentiality provision shall also be binding upon the Borrower's and Lender's outside accountants, attorneys and other advisors. Lender and Borrower however consent to the disclosure of such confidential information to Borrower's and Lender's outside accountants, attorneys and other advisors provided that such persons are advised of the confidential nature of such information. Lender and Borrower furthermore consent to the disclosure of such confidential information to the extent required by law, rule, regulation or pursuant to any judicial or administrative proceeding.

               9.23    Service    of    Process.    Borrower    has    appointed
          __________________,         with         an         address         of
          ___________________________________,  as  its  agent  for  service  of process ("Service of Process Agent") who shall be responsible for accepting service of process within the United States on behalf of Borrower. Borrower shall not change its

          Service of Process Agent without (i) sixty (60) days prior written notice to Lender and (ii) the delivery to Lender of a power of attorney in the form contemplated in paragraph 4.1.8 hereof, as to such new Service of Process Agent (the "New Agent"). Borrower hereby agrees that service of process upon the Service of Process Agent appointed prior to the appointment of the New Agent shall continue to be effective until the satisfaction of the conditions set forth in clauses (i) and (ii) above.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective name, personally or by their duly authorized representatives as of November 30, 2001.

BORROWER:
                                      REGINA RESORTS, LLC, a Nevada limited
                                                   liability company

                                By:   CR Resorts Los Cabos, S. de R.L. de C.V.,
                                        a Mexican limited responsibility
                                        corporation with variable capital

                                Its:  Managing Member

                                By: /s/ Gustavo Ripol
                                   --------------------------------
                                     Name:  Gustavo Ripol Bermudez
                                     Title:  Attorney-in-Fact

                                Borrower's Notice Address and Telecopy Number:

                                      REGINA RESORTS, LLC
                                      Blvd. Adolfo Ruiz Cortines No. 3642-7
                                      Col. Jardines del Pedregal
                                      Mexico, Distrito Federal 01900
                                      Mexico
                                      Attention:  Chief Financial Officer
                                      Telecopy No.:  011-52 (555) 490-3218

                                      with a copy to (which shall not
                                          constitute notice):

                                      Greenberg Traurig, LLP
                                      2450 Colorado Avenue, Suite 400E
                                      Santa Monica,  California  90404
                                      Attention:  Scott Preston, Esq.
                                      Telephone:  (310) 586-7721
                                      Facsimile:  (310) 586-7800


LENDER

                                     RESORT CONDOMINIUMS INTERNATIONAL, LLC,
                                        a Delaware limited liability company


                                By:
                                   ----------------------------------------

                                Name:
                                      -------------------------------------

                                Title:
                                     -------------------------------------

                                Lender's Notice Address and Telecopy Number:

                                  Resort Condominiums International, LLC
                                  6 Sylvan Way
                                  Parsippany,  New Jersey  07054-0656
                                  Attention:  Chief Financial Officer
                                  Telecopy:  (973) 496-1977
                                  with a copy to:

                                  Resort Condominiums International, LLC
                                  6 Sylvan Way
                                  Parsippany,  New Jersey  07054
                                  Attention:  General Counsel
                                  Telecopy:  (973) 496-2070


                                  with a copy to (which shall not
                                        constitute notice):

                                  Gammage & Burnham P.L.C.
                                  Two North Central Avenue
                                  18th Floor
                                  Phoenix, Arizona  85004
                                  Attention:  Randall S. Dalton, Esq.
                                  Telecopy:  (602) 256-4475

                                  EXHIBIT 1(A)

                             BORROWER'S CERTIFICATE


     This Certificate is being delivered in connection with the Loan Agreement between Regina Resorts, LLC, a Nevada limited liability company ("Borrower") and Resort Condominiums International, LLC ("Lender") dated November ___ 2001, as amended, (the "Agreement"). Borrower hereby certifies to Lender that (i) the total due but unpaid payments under the Instruments described in Schedule A attached hereto and by this reference incorporated herein and the unpaid principal balance for each such Instrument is as set forth in Schedule A; (ii) such Instruments are, individually and collectively, Eligible Instruments; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower or the Required Guarantors since _______________, _____, the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (v) neither an Event of Default nor an Incipient Default exists; and (vi) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to the date hereof.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.


                  DATED:  ____________, ______.

 BORROWER:
                                      REGINA RESORTS, LLC, a Nevada limited
                                                   liability company

                                By:   CR Resorts Los Cabos, S. de R.L. de C.V.,
                                        a Mexican limited responsibility
                                        corporation with variable capital

                                Its:  Managing Member

                                By: /s/ Gustavo Ripol
                                   --------------------------------
                                     Name:  Gustavo Ripol Bermudez
                                     Title:  Attorney-in-Fact

                                   SCHEDULE A

Instrument Reference No.    Due But Unpaid Payments     Unpaid Principal Balance

                                  EXHIBIT 1(B)

                                     NOTICE

                                  EXHIBIT 1(C)

                             PERMITTED ENCUMBRANCES






                                      NONE

                                  EXHIBIT 1(D)

                             REQUEST FOR RECEIVABLES
                         LOAN ADVANCE AND CERTIFICATION


     The undersigned ("Borrower") requests that RESORT CONDOMINIUMS INTERNATIONAL, LLC ("Lender") make an Advance to Borrower of the Receivables Loan in the sum of _____________________________ ______________ UNITED STATES
DOLLARS (U.S. $_____________) upon receipt hereof, pursuant to the Loan Agreement between such parties dated as of November __, 2001 (with any amendments, "Agreement").

     Borrower  hereby  certifies  to Lender  that (i) the  total due but  unpaid payments under the Instruments for which the requested disbursement of the Receivables Loan is sought and the unpaid principal balance for each such Eligible Instrument is as set forth on Schedule A attached hereto and by this reference incorporated herein; (ii) the Instruments against which the requested disbursement of the Receivables Loan is sought are, individually and collectively, Eligible Instruments; (iii) no material adverse change has occurred in the financial condition or in the business and operations of Borrower or the Required Guarantors since _______________, _____, the date of the last financial statements delivered to Lender; (iv) all representations and warranties contained in the Agreement are true and correct as of the date hereof; (v) neither an Event of Default nor an Incipient Default exists; and
(vi) Borrower has Performed and complied with all agreements, covenants and conditions required by the Agreement to be Performed and complied with prior to or at the date of the requested disbursement of the Receivables Loan.

     Except as otherwise defined herein or the context otherwise requires, all capitalized terms used herein have the meaning given to them in the Agreement.

                  DATED:  ________________, ______.

             BORROWER:
                                      REGINA RESORTS, LLC, a Nevada limited
                                                   liability company

                                By:   CR Resorts Los Cabos, S. de R.L. de C.V.,
                                        a Mexican limited responsibility
                                        corporation with variable capital

                                Its:  Managing Member

                                By: /s/ Gustavo Ripol
                                   --------------------------------
                                     Name:  Gustavo Ripol Bermudez
                                     Title:  Attorney-in-Fact

                                   SCHEDULE A

Instrument Reference No.      Due But Unpaid Payments   Unpaid Principal Balance

                                 EXHIBIT 6.1.4.1

                BORROWER'S AND RAINTREE'S COMPLIANCE CERTIFICATE

     This Compliance Certificate is being delivered in connection with that certain Loan Agreement between Regina Resorts, LLC, a Nevada limited liability company ("Borrower") and Resort Condominiums International, LLC, dated ________________________, 2001, as amended (the "Loan Agreement"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement.

     The undersign certify that as of __________________________,  2001 (i) they are the Chief Executive Officers and Chief Financial Officers, as indicated below, of the Borrower and the Required Guarantors; (ii) they are acting on behalf of Borrower and the Required Guarantors, in his/her capacity as such officers of the Borrower and Required Guarantors and are authorized to so act, and (iii) there are no Events of Default of Incipient Defaults, except as
follows:   ___________________________________

     Without limiting the generality of the foregoing, the undersigned hereby represents and warrants that, with respect to the Paragraph of the Loan Agreement set forth below and the covenants contained therein, the Borrower is in full compliance unless otherwise indicated.



Paragraph and Covenant                           In Full Compliance              Not in Compliance
----------------------                           ------------------              -----------------

6.1.3    Insurance
6.1.5.   Subordination    of   Indebtedness,
               owing to Affiliates
6.1.18   Lender's Reliance
6.2.2.   Nature    of    Business;     Other
                 Indebtedness
6.2.3.   Restrictions on Liens or Transfers
3.2(e)   Raintree   Guaranty   -   Financial
                 Covenants



     With respect to any item identified above as not being in compliance, the undersigned has attached and certifies as to the accuracy of statements specifying the violation, condition, or events which result in such non-compliance, the nature and status thereof, and the actions which the Borrower proposes to take with respect thereto to bring the Borrower into full compliance with the Loan Agreement.

     The foregoing representations and warranties are made by the undersigned from hers/his personal knowledge, after diligent inquiry, and with full knowledge that the Lender will rely thereon.

     This  Certificate  is given  pursuant to and in compliance  with  Paragraph
6.1.4.1. of the Loan Agreement.

     IN WITNESS  WHEREOF,  the  undersigned  has executed  this  Borrower's  and
Raintree's    Compliance    Certificate    as   of   the    ________    day   of
_____________________, 200___.

                                   BORROWER:
                                      REGINA RESORTS, LLC, a Nevada limited
                                                   liability company

                                By:   CR Resorts Los Cabos, S. de R.L. de C.V.,
                                        a Mexican limited responsibility
                                        corporation with variable capital

                                Its:  Managing Member

                                By: /s/ Gustavo Ripol
                                   --------------------------------
                                     Name:  Gustavo Ripol Bermudez
                                     Title:  Attorney-in-Fact

                                REQUIRED GUARANTORS:

                                CR RESORTS CANCUN, S. de R.L. de C.V.,
                                 a Mexican limited responsibility corporation with variable capital

                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer


                                CR RESORTS LOS CABOS, S. de R.L. de C.V.,
                                  a Mexican limited responsibility corporation with variable capital

                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer


                                CR RESORTS PUERTO VALLARTA, S. de R.L. de C.V.,
                                 a Mexican limited responsibility corporation with variable capital

                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer

                                CORPORACION MEXITUR, S.A. de C.V., a Mexican
                                 corporation with variable capital

                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer


                                PROMOTORA VILLA VERA, S. de R.L. de C.V.,
                                  a Mexican limited responsibility corporation with variable capital

                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer

                                VILLA VERA RESORT, S. de R.L. de C.V.,
                                 a Mexican limited responsibility corporation with variable capital

                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer

                                RAINTREE RESORTS INTERNATIONAL, INC.,
                                        a Nevada corporation


                                By:
                                     --------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Executive Officer

                                By:
                                   --------------------------------------

                                Type/Printed Name:
                                                  ------------------------------
                                                      Chief Financial Officer

                      Attachment - Explaining Noncompliance

                               EXHIBIT 6.1.4.8(A)

                               INDENTURE EXCERPTS

                               EXHIBIT 6.1.4.8(B)

                        CERTIFICATION REGARDING INDENTURE

                                _________, 200__

Resort Condominiums International, LLC
6 Sylvan Way
Parsippany, New Jersey 07054-0656

     The undersigned hereby certifies to you the following pursuant to the Loan Agreement dated as of ____________, 2001, between ___________________________
and Resort Condominiums International, LLC (the "Loan Agreement"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement. The Loan Agreement requires that Raintree certify to the Lender the extent to which Raintree and those of its Affiliates that are "Restricted Subsidiaries" pursuant to the Indenture are in compliance with the borrowing limitations set forth in the Indenture. This Certification is being delivered to you in satisfaction of that requirement.




Paragraph reference                    Existing  indebtedness  allocated to           Compliance?
from Indenture                         this paragraph
-------------------                    ------------------------------------        ------------------

4.09(a)                                $_________________                          Yes ____ No _____
4.09(b)(i)                             $_________________                          Yes ____ No _____
4.09 (b)(ii)                           $_________________                          Yes ____ No _____
4.09(b)(iii)                           $_________________                          Yes ____ No _____
4.09(b)(iv)                            $_________________                          Yes ____ No _____
4.09(b)(v)                             $_________________                          Yes ____ No _____
4.09(b)(vi)                            $_________________                          Yes ____ No _____
4.09(b)(vii)                           $_________________                          Yes ____ No _____
4.09(b)(viii)                          $_________________                          Yes ____ No _____
4.09(b)(ix)                            $_________________                          Yes ____ No _____
4.09(b)(x)                             $_________________                          Yes ____ No _____
4.09(b)(xi)                            $_________________                          Yes ____ No _____



Raintree Resorts International, Inc., a Nevada corporation

By:
   -----------------------------------------
    Name:
         -----------------------------------
         Title:  Chief Financial Officer

                                   EXHIBIT 9.1

                                PAYMENT LOCATION




                     Resort Condominiums International, LLC
                                  6 Sylvan Way
                        Parsippany, New Jersey 07054-0656